Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of Farm Bureau Life Variable Account Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farm Bureau Life Variable Account (the Separate Account), as of December 31, 2020, and the related statements of operations for the year then ended and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations for the year then ended and changes in net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1993.

Des Moines, Iowa

April 30, 2021

Appendix:

Subaccounts comprising Farm Bureau Life Variable Account

Subaccounts
Product A, B & C	Product D
American Century VP Capital Appreciation Fund	Calvert VP EAFE International Index Portfolio - Class F
American Century VP Inflation Protection Bond Fund	Calvert VP NASDAQ-100 Index Portfolio
American Century VP Mid Cap Value Fund	Calvert VP Russell 2000 Small Cap Index Portfolio - Class F
American Century VP Ultra® Fund	Calvert VP S&P MidCap 400 Index Portfolio - Class F
American Century VP Value Fund	Columbia VP Overseas Core Fund - Class 1
BNY Mellon Sustainable U.S. Equity Portfolio — Service Shares	Columbia VP Select Mid Cap Value Fund - Class 1
BNY Mellon VIF Appreciation Portfolio — Initial Shares	Columbia VP Small Cap Value Fund - Class 2
BNY Mellon VIF Growth & Income Portfolio — Initial Shares	Columbia VP Small Company Growth Fund - Class 2
BNY Mellon VIF Opportunistic Small Cap Portfolio — Initial Shares	DWS Global Small Cap VIP - Class A
Calvert VP NASDAQ-100 Index Portfolio	DWS International Growth VIP - Class A
Calvert VP Russell 2000 Small Cap Index Portfolio	Federated Hermes Government Money Fund II - Service Shares
Calvert VP S&P MidCap 400 Index Portfolio	Federated Hermes Managed Volatility Fund II - Primary Shares
Federated Hermes Government Money Fund II - Service Shares	Federated Hermes Quality Bond Fund II - Primary Shares
Federated Hermes Managed Volatility Fund II - Primary Shares	Fidelity® VIP Contrafund® Portfolio - Service Class 2
Federated Hermes Quality Bond Fund II - Primary Shares	Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Service Class 2
Fidelity® VIP Growth & Income Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Service Class 2
Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP High Income Portfolio - Service Class 2	Fidelity® VIP Real Estate Portfolio - Service Class 2
Fidelity® VIP Index 500 Portfolio - Initial Class	Franklin Mutual Shares VIP Fund - Class 2
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Franklin Small Cap Value VIP Fund - Class 2
Fidelity® VIP Overseas Portfolio - Initial Class	Franklin U.S. Government Securities VIP Fund - Class 2
Franklin Global Real Estate VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2
Franklin Small Cap Value VIP Fund - Class 2	T. Rowe Price Equity Income Portfolio
Franklin Small-Mid Cap Growth VIP Fund - Class 2	T. Rowe Price Moderate Allocation Portfolio
Franklin U.S. Government Securities VIP Fund - Class 2	T. Rowe Price New America Growth Portfolio
Templeton Growth VIP Fund - Class 2	T. Rowe Price International Stock Portfolio
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Moderate Allocation Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price International Stock Portfolio

Farm Bureau Life Variable Account

Statements of Assets and Liabilities

December 31, 2020

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product A, B & C
American Century VP Capital Appreciation Fund	$2,421,154	$2,421,154	$2,421,154	$1,732,996	125,643.70	47,540.44
American Century VP Inflation Protection Bond Fund	140,908	140,908	140,908	130,975	12,683.00	8,727.52
American Century VP Mid Cap Value Fund	294,574	294,574	294,574	286,288	14,341.49	9,257.03
American Century VP Ultra® Fund	2,539,414	2,539,414	2,539,414	1,491,725	92,409.52	44,461.59
American Century VP Value Fund	2,402,167	2,402,167	2,402,167	1,928,326	215,055.27	100,678.50
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	451,991	451,991	451,991	341,089	9,711.88	13,712.48
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,146,563	4,146,563	4,146,563	3,431,400	87,888.15	103,106.41
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,232,370	1,232,370	1,232,370	941,159	34,539.53	32,372.59
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,654,352	1,654,352	1,654,352	1,340,012	33,313.56	56,392.54
Calvert VP NASDAQ-100 Index Portfolio	5,421,488	5,421,488	5,421,488	2,220,295	44,195.71	54,677.28
Calvert VP Russell 2000 Small Cap Index Portfolio	3,363,871	3,363,871	3,363,871	2,746,834	37,409.60	75,108.52
Calvert VP S&P MidCap 400 Index Portfolio	4,142,534	4,142,534	4,142,534	3,128,754	34,357.91	80,680.99
Federated Hermes Government Money Fund II - Service Shares	1,882,103	1,882,103	1,882,103	1,882,103	1,882,103.13	198,051.24
Federated Hermes Managed Volatility Fund II - Primary Shares	85,433,447	85,433,447	85,433,447	86,043,180	7,703,647.16	4,956,179.84
Federated Hermes Quality Bond Fund II - Primary Shares	19,345,487	19,345,487	19,345,487	18,248,258	1,636,674.00	1,463,915.55
Fidelity® VIP Contrafund® Portfolio - Initial Class	31,377,506	31,377,506	31,377,506	18,966,193	651,391.03	603,249.05
Fidelity® VIP Growth & Income Portfolio - Initial Class	7,589,893	7,589,893	7,589,893	5,611,807	339,440.64	267,892.16
Fidelity® VIP Growth Portfolio - Initial Class	36,164,253	36,164,253	36,164,253	18,328,401	351,109.25	841,077.76
Fidelity® VIP High Income Portfolio - Service Class 2	3,786,128	3,786,128	3,786,128	3,948,538	743,836.46	126,719.04
Fidelity® VIP Index 500 Portfolio - Initial Class	22,275,142	22,275,142	22,275,142	9,832,162	59,945.48	659,238.37
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,340,277	7,340,277	7,340,277	6,282,617	196,843.04	132,592.22
Fidelity® VIP Overseas Portfolio - Initial Class	4,549,510	4,549,510	4,549,510	2,943,875	171,550.14	196,514.57
Franklin Global Real Estate VIP Fund - Class 2	2,290,577	2,290,577	2,290,577	2,264,783	161,194.71	103,202.25
Franklin Mutual Shares VIP Fund - Class 2	3,386,725	3,386,725	3,386,725	3,779,465	204,142.56	131,551.45
Franklin Small Cap Value VIP Fund - Class 2	2,949,896	2,949,896	2,949,896	3,323,390	203,441.08	57,688.13
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,998,205	3,998,205	3,998,205	3,061,958	173,007.58	78,644.70
Franklin U.S. Government Securities VIP Fund - Class 2	4,022,179	4,022,179	4,022,179	4,143,613	332,961.87	255,147.07
Templeton Growth VIP Fund - Class 2	1,338,556	1,338,556	1,338,556	1,445,793	119,834.89	57,785.47
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	5,201,670	5,201,670	5,201,670	4,593,187	477,655.62	100,748.46
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,949,656	1,949,656	1,949,656	1,638,897	80,865.03	44,521.79
T. Rowe Price Equity Income Portfolio	6,383,964	6,383,964	6,383,964	6,165,828	243,569.77	204,801.59
T. Rowe Price Mid-Cap Growth Portfolio	18,360,738	18,360,738	18,360,738	14,271,115	548,573.00	217,615.56
T. Rowe Price Moderate Allocation Portfolio	10,416,705	10,416,705	10,416,705	8,682,619	454,481.00	292,551.64
T. Rowe Price New America Growth Portfolio	11,856,796	11,856,796	11,856,796	8,266,954	298,961.07	227,100.69
T. Rowe Price International Stock Portfolio	6,701,270	6,701,270	6,701,270	5,713,939	392,346.00	313,451.54

See accompanying notes, including note 6 which includes per unit information.

3

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2020

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product D
Calvert VP EAFE International Index Portfolio - Class F	$30,660	$30,660	$30,660	$27,015	327.56	2,054.93
Calvert VP NASDAQ-100 Index Portfolio	272,256	272,256	272,256	135,556	2,219.42	3,567.46
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	102,793	102,793	102,793	87,997	1,147.76	3,453.71
Calvert VP S&P MidCap 400 Index Portfolio - Class F	1,007,588	1,007,588	1,007,588	904,839	8,326.48	30,789.62
Columbia VP Overseas Core Fund - Class 1	10,964	10,964	10,964	10,229	773.19	640.47
Columbia VP Select Mid Cap Value Fund - Class 1	76,088	76,088	76,088	52,300	2,730.11	2,783.81
Columbia VP Small Cap Value Fund - Class 2	595,134	595,134	595,134	562,131	37,056.91	23,188.59
Columbia VP Small Company Growth Fund - Class 2	17,561	17,561	17,561	10,502	622.51	334.00
DWS Global Small Cap VIP - Class A	13,091	13,091	13,091	12,092	1,100.09	609.06
DWS International Growth VIP - Class A	37,398	37,398	37,398	26,000	2,118.85	1,761.60
Federated Hermes Government Money Fund II - Service Shares	62,282	62,282	62,282	62,282	62,282.27	6,019.94
Federated Hermes Managed Volatility Fund II - Primary Shares	225,304	225,304	225,304	206,609	20,315.93	12,010.44
Federated Hermes Quality Bond Fund II - Primary Shares	891,030	891,030	891,030	818,742	75,383.21	61,946.40
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,536,232	1,536,232	1,536,232	1,077,047	32,874.65	39,967.60
Fidelity® VIP Growth Portfolio - Service Class 2	1,113,305	1,113,305	1,113,305	737,318	11,068.85	23,061.87
Fidelity® VIP High Income Portfolio - Service Class 2	456,930	456,930	456,930	466,600	89,770.11	22,178.32
Fidelity® VIP Index 500 Portfolio - Service Class 2	232,973	232,973	232,973	151,518	635.27	6,321.24
Fidelity® VIP Mid Cap Portfolio - Service Class 2	724,733	724,733	724,733	607,041	19,435.04	25,395.77
Fidelity® VIP Real Estate Portfolio - Service Class 2	428,385	428,385	428,385	450,315	25,037.12	19,220.42
Franklin Mutual Shares VIP Fund - Class 2	1,319,505	1,319,505	1,319,505	1,443,126	79,536.15	65,642.14
Franklin Small Cap Value VIP Fund - Class 2	102,919	102,919	102,919	117,961	7,097.87	3,683.45
Franklin U.S. Government Securities VIP Fund - Class 2	789,889	789,889	789,889	793,290	65,388.13	55,937.78
Templeton Global Bond VIP Fund - Class 2	403,201	403,201	403,201	473,537	29,175.19	24,697.34
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	81,798	81,798	81,798	71,705	3,431.12	2,495.31
T. Rowe Price Equity Income Portfolio	508,322	508,322	508,322	521,664	19,394.18	19,479.50
T. Rowe Price Moderate Allocation Portfolio	51,478	51,478	51,478	45,323	2,245.97	1,945.22
T. Rowe Price New America Growth Portfolio	186,759	186,759	186,759	139,020	4,709.00	3,106.51
T. Rowe Price International Stock Portfolio	1,515,818	1,515,818	1,515,818	1,358,814	88,748.11	76,343.15

See accompanying notes, including note 6 which includes per unit information.

4

Farm Bureau Life Variable Account

Statements of Operations

Year Ended December 31, 2020

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
Product A, B & C
American Century VP Capital Appreciation Fund	$-	$(17,072)	$(17,072)	$36,781	$204,687	$241,468	$490,286	$714,682
American Century VP Inflation Protection Bond Fund	2,190	(1,223)	967	(1,634)	-	(1,634)	12,367	11,700
American Century VP Mid Cap Value Fund	4,891	(2,348)	2,543	(1,135)	-	(1,135)	1,892	3,300
American Century VP Ultra® Fund	-	(18,167)	(18,167)	88,975	179,395	268,370	584,060	834,263
American Century VP Value Fund	48,416	(17,981)	30,435	50,777	48,395	99,172	(67,058)	62,549
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	3,447	(3,469)	(22)	(1,993)	4,618	2,625	80,781	83,384
BNY Mellon VIF Appreciation Portfolio - Initial Shares	28,490	(32,307)	(3,817)	(66,569)	301,112	234,543	524,118	754,844
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	8,027	(9,318)	(1,291)	32,447	75,499	107,946	128,995	235,650
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	8,240	(11,532)	(3,292)	31,285	-	31,285	236,078	264,071
Calvert VP NASDAQ-100 Index Portfolio	20,632	(39,074)	(18,442)	302,028	160,364	462,392	1,288,719	1,732,669
Calvert VP Russell 2000 Small Cap Index Portfolio	28,850	(23,731)	5,119	46,818	161,340	208,158	304,142	517,419
Calvert VP S&P MidCap 400 Index Portfolio	42,986	(31,018)	11,968	186,688	126,150	312,838	122,592	447,398
Federated Hermes Government Money Fund II - Service Shares	1,447	(13,776)	(12,329)	-	-	-	-	(12,329)
Federated Hermes Managed Volatility Fund II - Primary Shares	2,116,549	(740,166)	1,376,383	(742,675)	-	(742,675)	(898,467)	(264,759)
Federated Hermes Quality Bond Fund II - Primary Shares	527,059	(171,949)	355,110	(2,342)	56,452	54,110	911,995	1,321,215
Fidelity® VIP Contrafund® Portfolio - Initial Class	68,380	(246,909)	(178,529)	975,280	141,372	1,116,652	6,316,005	7,254,128
Fidelity® VIP Growth & Income Portfolio - Initial Class	141,893	(59,907)	81,986	138,604	342,266	480,870	(91,998)	470,858
Fidelity® VIP Growth Portfolio - Initial Class	21,653	(266,634)	(244,981)	1,237,539	2,766,096	4,003,635	7,209,973	10,968,627
Fidelity® VIP High Income Portfolio - Service Class 2	180,260	(32,072)	148,188	(31,621)	-	(31,621)	(52,983)	63,584
Fidelity® VIP Index 500 Portfolio - Initial Class	342,236	(174,313)	167,923	618,691	63,808	682,499	2,439,916	3,290,338
Fidelity® VIP Mid Cap Portfolio - Service Class 2	23,783	(52,990)	(29,207)	11,143	-	11,143	1,118,228	1,100,164
Fidelity® VIP Overseas Portfolio - Initial Class	17,732	(35,402)	(17,670)	37,644	17,555	55,199	545,895	583,424
Franklin Global Real Estate VIP Fund - Class 2	69,323	(19,139)	50,184	28,700	222,700	251,400	(446,375)	(144,791)
Franklin Mutual Shares VIP Fund - Class 2	87,057	(26,648)	60,409	(55,812)	121,033	65,221	(259,956)	(134,326)
Franklin Small Cap Value VIP Fund - Class 2	37,464	(22,402)	15,062	(74,124)	159,344	85,220	26,282	126,564
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(28,408)	(28,408)	(95,729)	410,116	314,387	1,145,131	1,431,110
Franklin U.S. Government Securities VIP Fund - Class 2	140,734	(36,873)	103,861	(34,402)	-	(34,402)	52,148	121,607
Templeton Growth VIP Fund - Class 2	34,531	(10,512)	24,019	(19,827)	-	(19,827)	43,434	47,626
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	66,207	(39,789)	26,418	54,676	276,234	330,910	(297,787)	59,541
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	14,522	(13,742)	780	54,076	95,642	149,718	63,821	214,319
T. Rowe Price Equity Income Portfolio	131,594	(50,555)	81,039	65,985	135,188	201,173	(313,769)	(31,557)

See accompanying notes.

5

Farm Bureau Life Variable Account
Statements of Operations (continued)
Year Ended December 31, 2020

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
T. Rowe Price Mid-Cap Growth Portfolio	$-	$(138,270)	$(138,270)	$343,359	$1,171,100	$1,514,459	$2,023,870	$3,400,059
T. Rowe Price Moderate Allocation Portfolio	128,211	(83,326)	44,885	67,869	329,420	397,289	796,194	1,238,368
T. Rowe Price New America Growth Portfolio	-	(86,830)	(86,830)	318,884	1,748,735	2,067,619	1,657,184	3,637,973
T. Rowe Price International Stock Portfolio	33,735	(50,664)	(16,929)	12,003	262,380	274,383	569,678	827,132

Product D
Calvert VP EAFE International Index Portfolio - Class F	$885	$-	$885	$(181)	$-	$(181)	$1,317	$2,021
Calvert VP NASDAQ-100 Index Portfolio	1,042	-	1,042	17,840	8,098	25,938	63,582	90,562
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	869	-	869	(601)	4,862	4,261	11,667	16,797
Calvert VP S&P MidCap 400 Index Portfolio - Class F	10,252	-	10,252	(7,918)	30,085	22,167	103,266	135,685
Columbia VP Overseas Core Fund - Class 1	152	-	152	(67)	109	42	809	1,003
Columbia VP Select Mid Cap Value Fund - Class 1	-	-	-	1,408	-	1,408	4,106	5,514
Columbia VP Small Cap Value Fund - Class 2	1,571	-	1,571	(17,529)	20,179	2,650	78,880	83,101
Columbia VP Small Company Growth Fund - Class 2	-	-	-	404	207	611	6,481	7,092
DWS Global Small Cap VIP - Class A	82	-	82	(197)	-	(197)	2,083	1,968
DWS International Growth VIP - Class A	437	-	437	697	-	697	5,669	6,803
Federated Hermes Government Money Fund II - Service Shares	121	-	121	-	-	-	-	121
Federated Hermes Managed Volatility Fund II - Primary Shares	5,112	-	5,112	(149)	-	(149)	(2,297)	2,666
Federated Hermes Quality Bond Fund II - Primary Shares	25,234	-	25,234	(1,835)	2,703	868	41,795	67,897
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,093	-	1,093	16,558	7,387	23,945	333,501	358,539
Fidelity® VIP Growth Portfolio - Service Class 2	418	-	418	56,544	95,423	151,967	189,930	342,315
Fidelity® VIP High Income Portfolio - Service Class 2	21,730	-	21,730	(6,884)	-	(6,884)	(3,917)	10,929
Fidelity® VIP Index 500 Portfolio - Service Class 2	3,121	-	3,121	5,743	640	6,383	25,948	35,452
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,286	-	2,286	(6,720)	-	(6,720)	126,277	121,843
Fidelity® VIP Real Estate Portfolio - Service Class 2	7,907	-	7,907	(4,117)	16,534	12,417	(43,892)	(23,568)
Franklin Mutual Shares VIP Fund - Class 2	33,661	-	33,661	(44,005)	46,798	2,793	(60,376)	(23,922)
Franklin Small Cap Value VIP Fund - Class 2	1,231	-	1,231	(2,468)	5,238	2,770	1,435	5,436
Franklin U.S. Government Securities VIP Fund - Class 2	27,069	-	27,069	(5,528)	-	(5,528)	10,708	32,249
Templeton Global Bond VIP Fund - Class 2	34,539	-	34,539	(11,060)	-	(11,060)	(45,811)	(22,332)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	405	-	405	(888)	3,951	3,063	6,287	9,755
T. Rowe Price Equity Income Portfolio	10,105	-	10,105	(866)	10,747	9,881	(8,513)	11,473
T. Rowe Price Moderate Allocation Portfolio	623	-	623	31	1,626	1,657	4,193	6,473

See accompanying notes.

6

Farm Bureau Life Variable Account
Statements of Operations (continued)
Year Ended December 31, 2020

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
T. Rowe Price New America Growth Portfolio	$-	$-	$-	$2,155	$27,572	$29,727	$22,396	$52,123
T. Rowe Price International Stock Portfolio	7,659	-	7,659	396	59,567	59,963	126,948	194,570

See accompanying notes.

7

Farm Bureau Life Variable Account
Statements of Changes in Net Assets

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Product A, B & C
American Century VP Capital Appreciation Fund	$1,791,212	$(17,072)	$241,468	$490,286	$714,682	$95,626	$(55,960)	$(3,704)	$(94,472)	$(26,230)	$(84,740)	$629,942	$2,421,154
American Century VP Inflation Protection Bond Fund	131,224	967	(1,634)	12,367	11,700	14,388	(4,917)	(1,058)	(9,722)	(707)	(2,016)	9,684	140,908
American Century VP Mid Cap Value Fund	293,270	2,543	(1,135)	1,892	3,300	26,732	(29,689)	(241)	(19,754)	20,956	(1,996)	1,304	294,574
American Century VP Ultra® Fund	1,783,513	(18,167)	268,370	584,060	834,263	72,537	(79,272)	(5,431)	(92,966)	26,770	(78,362)	755,901	2,539,414
American Century VP Value Fund	2,163,420	30,435	99,172	(67,058)	62,549	166,667	(82,175)	(6,710)	(109,537)	207,953	176,198	238,747	2,402,167
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	375,858	(22)	2,625	80,781	83,384	24,287	(5,744)	(6,928)	(18,952)	86	(7,251)	76,133	451,991
BNY Mellon VIF Appreciation Portfolio - Initial Shares	3,623,261	(3,817)	234,543	524,118	754,844	243,507	(109,753)	(12,228)	(199,631)	(153,437)	(231,542)	523,302	4,146,563
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,049,143	(1,291)	107,946	128,995	235,650	51,465	(32,061)	(3,494)	(49,010)	(19,323)	(52,423)	183,227	1,232,370
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,408,986	(3,292)	31,285	236,078	264,071	83,196	(35,724)	(8,442)	(58,063)	328	(18,705)	245,366	1,654,352
Calvert VP NASDAQ-100 Index Portfolio	3,817,378	(18,442)	462,392	1,288,719	1,732,669	150,241	(153,411)	(37,447)	(171,650)	83,708	(128,559)	1,604,110	5,421,488
Calvert VP Russell 2000 Small Cap Index Portfolio	2,955,099	5,119	208,158	304,142	517,419	174,548	(89,171)	(15,189)	(131,697)	(47,138)	(108,647)	408,772	3,363,871
Calvert VP S&P MidCap 400 Index Portfolio	3,857,247	11,968	312,838	122,592	447,398	218,889	(121,368)	(23,786)	(186,232)	(49,614)	(162,111)	285,287	4,142,534

See accompanying notes.

8

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Federated Hermes Government Money Fund II - Service Shares	$707,158	$(12,329)	$-	$-	$(12,329)	$170,811	$(75,652)	$(2,551)	$(124,271)	$1,218,937	$1,187,274	$1,174,945	$1,882,103
Federated Hermes Managed Volatility Fund II - Primary Shares	90,593,997	1,376,383	(742,675)	(898,467)	(264,759)	6,198,560	(3,215,874)	(199,390)	(6,653,577)	(1,025,510)	(4,895,791)	(5,160,550)	85,433,447
Federated Hermes Quality Bond Fund II - Primary Shares	19,149,949	355,110	54,110	911,995	1,321,215	1,402,889	(771,192)	(50,079)	(1,364,246)	(343,049)	(1,125,677)	195,538	19,345,487
Fidelity® VIP Contrafund® Portfolio - Initial Class	25,998,669	(178,529)	1,116,652	6,316,005	7,254,128	1,322,304	(939,089)	(156,272)	(1,415,824)	(686,410)	(1,875,291)	5,378,837	31,377,506
Fidelity® VIP Growth & Income Portfolio - Initial Class	7,419,357	81,986	480,870	(91,998)	470,858	364,153	(192,674)	(23,305)	(341,351)	(107,145)	(300,322)	170,536	7,589,893
Fidelity® VIP Growth Portfolio - Initial Class	26,748,198	(244,981)	4,003,635	7,209,973	10,968,627	1,018,453	(1,085,618)	(98,592)	(1,282,666)	(104,149)	(1,552,572)	9,416,055	36,164,253
Fidelity® VIP High Income Portfolio - Service Class 2	3,699,078	148,188	(31,621)	(52,983)	63,584	293,275	(127,345)	(25,198)	(200,327)	83,061	23,466	87,050	3,786,128
Fidelity® VIP Index 500 Portfolio - Initial Class	19,843,776	167,923	682,499	2,439,916	3,290,338	853,611	(668,979)	(74,643)	(884,335)	(84,626)	(858,972)	2,431,366	22,275,142
Fidelity® VIP Mid Cap Portfolio - Service Class 2	6,371,076	(29,207)	11,143	1,118,228	1,100,164	414,861	(206,790)	(31,307)	(318,048)	10,321	(130,963)	969,201	7,340,277
Fidelity® VIP Overseas Portfolio - Initial Class	4,158,836	(17,670)	55,199	545,895	583,424	255,573	(203,636)	(15,395)	(202,874)	(26,418)	(192,750)	390,674	4,549,510
Franklin Global Real Estate VIP Fund - Class 2	2,463,199	50,184	251,400	(446,375)	(144,791)	196,183	(63,824)	(14,225)	(131,961)	(14,004)	(27,831)	(172,622)	2,290,577
Franklin Mutual Shares VIP Fund - Class 2	3,346,425	60,409	65,221	(259,956)	(134,326)	252,672	(98,407)	(22,305)	(173,763)	216,429	174,626	40,300	3,386,725
Franklin Small Cap Value VIP Fund - Class 2	2,961,668	15,062	85,220	26,282	126,564	185,204	(151,508)	(47,777)	(147,297)	23,042	(138,336)	(11,772)	2,949,896

See accompanying notes.

9

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$2,834,958	$(28,408)	$314,387	$1,145,131	$1,431,110	$181,409	$(114,405)	$(58,214)	$(156,543)	$(120,110)	$(267,863)	$1,163,247	$3,998,205
Franklin U.S. Government Securities VIP Fund - Class 2	4,173,338	103,861	(34,402)	52,148	121,607	361,358	(153,682)	(17,562)	(256,439)	(206,441)	(272,766)	(151,159)	4,022,179
Templeton Growth VIP Fund - Class 2	1,346,985	24,019	(19,827)	43,434	47,626	99,646	(29,366)	(16,520)	(56,153)	(53,662)	(56,055)	(8,429)	1,338,556
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,954,621	26,418	330,910	(297,787)	59,541	317,219	(135,053)	(14,025)	(229,245)	248,612	187,508	247,049	5,201,670
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,808,601	780	149,718	63,821	214,319	100,408	(42,784)	(49,686)	(70,532)	(10,670)	(73,264)	141,055	1,949,656
T. Rowe Price Equity Income Portfolio	6,676,226	81,039	201,173	(313,769)	(31,557)	398,204	(181,833)	(80,126)	(329,901)	(67,049)	(260,705)	(292,262)	6,383,964
T. Rowe Price Mid-Cap Growth Portfolio	15,812,248	(138,270)	1,514,459	2,023,870	3,400,059	543,560	(468,079)	(34,657)	(668,990)	(223,403)	(851,569)	2,548,490	18,360,738
T. Rowe Price Moderate Allocation Portfolio	9,533,787	44,885	397,289	796,194	1,238,368	516,291	(282,881)	(35,079)	(484,826)	(68,955)	(355,450)	882,918	10,416,705
T. Rowe Price New America Growth Portfolio	8,868,113	(86,830)	2,067,619	1,657,184	3,637,973	297,123	(480,518)	(37,756)	(381,037)	(47,102)	(649,290)	2,988,683	11,856,796
T. Rowe Price International Stock Portfolio	5,810,029	(16,929)	274,383	569,678	827,132	445,201	(192,762)	(21,667)	(313,840)	147,177	64,109	891,241	6,701,270

Product D
Calvert VP EAFE International Index Portfolio - Class F	$29,844	$885	$(181)	$1,317	$2,021	$2,218	$(1,800)	$-	$(1,563)	$(60)	$(1,205)	$816	$30,660
Calvert VP NASDAQ-100 Index Portfolio	182,424	1,042	25,938	63,582	90,562	10,508	(19,549)	-	(11,648)	19,959	(730)	89,832	272,256
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	84,523	869	4,261	11,667	16,797	6,767	(1,951)	-	(3,480)	137	1,473	18,270	102,793

See accompanying notes.

10

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Calvert VP S&P MidCap 400 Index Portfolio - Class F	$826,545	$10,252	$22,167	$103,266	$135,685	$89,020	$(42,150)	$(14,627)	$(45,636)	$58,751	$45,358	$181,043	$1,007,588
Columbia VP Overseas Core Fund - Class 1	9,162	152	42	809	1,003	1,351	-	-	(550)	(2)	799	1,802	10,964
Columbia VP Select Mid Cap Value Fund - Class 1	69,177	-	1,408	4,106	5,514	6,080	(78)	-	(4,509)	(96)	1,397	6,911	76,088
Columbia VP Small Cap Value Fund - Class 2	441,589	1,571	2,650	78,880	83,101	49,628	(22,547)	(8,297)	(24,965)	76,625	70,444	153,545	595,134
Columbia VP Small Company Growth Fund - Class 2	10,481	-	611	6,481	7,092	746	(91)	-	(1,259)	592	(12)	7,080	17,561
DWS Global Small Cap VIP - Class A	10,935	82	(197)	2,083	1,968	1,420	-	(232)	(981)	(19)	188	2,156	13,091
DWS International Growth VIP - Class A	30,391	437	697	5,669	6,803	3,542	(138)	-	(3,076)	(124)	204	7,007	37,398
Federated Hermes Government Money Fund II - Service Shares	59,154	121	-	-	121	8,003	(119)	(21)	(4,854)	(2)	3,007	3,128	62,282
Federated Hermes Managed Volatility Fund II - Primary Shares	216,547	5,112	(149)	(2,297)	2,666	26,561	(129)	(6,834)	(13,216)	(291)	6,091	8,757	225,304
Federated Hermes Quality Bond Fund II - Primary Shares	916,180	25,234	868	41,795	67,897	109,886	(45,379)	(15,787)	(54,490)	(87,277)	(93,047)	(25,150)	891,030
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,328,876	1,093	23,945	333,501	358,539	137,078	(47,235)	(19,394)	(76,461)	(145,171)	(151,183)	207,356	1,536,232
Fidelity® VIP Growth Portfolio - Service Class 2	938,487	418	151,967	189,930	342,315	95,299	(44,576)	(17,928)	(54,768)	(145,524)	(167,497)	174,818	1,113,305
Fidelity® VIP High Income Portfolio - Service Class 2	455,291	21,730	(6,884)	(3,917)	10,929	51,863	(21,796)	(8,180)	(25,329)	(5,848)	(9,290)	1,639	456,930

See accompanying notes.

11

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Fidelity® VIP Index 500 Portfolio - Service Class 2	$193,159	$3,121	$6,383	$25,948	$35,452	$15,788	$(5,472)	$(112)	$(11,124)	$5,282	$4,362	$39,814	$232,973
Fidelity® VIP Mid Cap Portfolio - Service Class 2	570,337	2,286	(6,720)	126,277	121,843	58,100	(19,359)	(7,673)	(31,544)	33,029	32,553	154,396	724,733
Fidelity® VIP Real Estate Portfolio - Service Class 2	427,537	7,907	12,417	(43,892)	(23,568)	44,762	(17,668)	(6,777)	(22,989)	27,088	24,416	848	428,385
Franklin Mutual Shares VIP Fund - Class 2	1,239,223	33,661	2,793	(60,376)	(23,922)	133,549	(63,489)	(22,049)	(66,245)	122,438	104,204	80,282	1,319,505
Franklin Small Cap Value VIP Fund - Class 2	95,764	1,231	2,770	1,435	5,436	5,776	(158)	-	(3,880)	(19)	1,719	7,155	102,919
Franklin U.S. Government Securities VIP Fund - Class 2	857,333	27,069	(5,528)	10,708	32,249	104,134	(43,987)	(15,069)	(50,441)	(94,330)	(99,693)	(67,444)	789,889
Templeton Global Bond VIP Fund - Class 2	426,974	34,539	(11,060)	(45,811)	(22,332)	52,620	(19,373)	(6,322)	(25,682)	(2,684)	(1,441)	(23,773)	403,201
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	71,286	405	3,063	6,287	9,755	5,619	-	(364)	(4,491)	(7)	757	10,512	81,798
T. Rowe Price Equity Income Portfolio	475,615	10,105	9,881	(8,513)	11,473	40,636	(2,741)	(4,517)	(22,437)	10,293	21,234	32,707	508,322
T. Rowe Price Moderate Allocation Portfolio	44,675	623	1,657	4,193	6,473	3,376	-	-	(3,044)	(2)	330	6,803	51,478
T. Rowe Price New America Growth Portfolio	159,848	-	29,727	22,396	52,123	7,689	(124)	-	(9,082)	(23,695)	(25,212)	26,911	186,759
T. Rowe Price International Stock Portfolio	1,346,022	7,659	59,963	126,948	194,570	139,707	(65,342)	(24,651)	(72,126)	(2,362)	(24,774)	169,796	1,515,818

See accompanying notes.

12

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Product A, B & C
American Century VP Capital Appreciation Fund	$1,466,825	$(15,437)	$375,055	$131,175	$490,793	$109,984	$(126,931)	$(16,452)	$(96,168)	$(36,839)	$(166,406)	$324,387	$1,791,212
American Century VP Inflation Protection Bond Fund	131,790	2,208	(3,617)	12,054	10,645	12,538	(11,245)	(2,053)	(9,296)	(1,155)	(11,211)	(566)	131,224
American Century VP Mid Cap Value Fund	243,741	3,224	30,647	32,820	66,691	25,545	(5,248)	(772)	(19,456)	(17,231)	(17,162)	49,529	293,270
American Century VP Ultra® Fund	1,399,581	(14,615)	261,558	210,225	457,168	77,911	(66,337)	(25,409)	(81,205)	21,804	(73,236)	383,932	1,783,513
American Century VP Value Fund	1,769,763	24,164	191,410	236,515	452,089	164,297	(96,794)	(36,159)	(113,508)	23,732	(58,432)	393,657	2,163,420
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	284,135	1,142	5,770	85,684	92,596	24,132	(7,776)	(737)	(17,007)	515	(873)	91,723	375,858
BNY Mellon VIF Appreciation Portfolio - Initial Shares	2,907,152	8,864	345,054	624,514	978,432	233,576	(155,894)	(47,339)	(191,858)	(100,808)	(262,323)	716,109	3,623,261
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	892,219	1,758	163,636	74,321	239,715	55,323	(38,883)	(12,871)	(49,665)	(36,695)	(82,791)	156,924	1,049,143
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,226,441	(12,161)	296,502	(35,168)	249,173	83,198	(54,970)	(9,849)	(62,500)	(22,507)	(66,628)	182,545	1,408,986
Calvert VP NASDAQ-100 Index Portfolio	2,947,266	(12,883)	335,869	755,435	1,078,421	147,969	(96,573)	(93,103)	(152,544)	(14,058)	(208,309)	870,112	3,817,378
Calvert VP Russell 2000 Small Cap Index Portfolio	2,499,129	760	298,379	289,843	588,982	174,677	(100,667)	(28,035)	(135,816)	(43,171)	(133,012)	455,970	2,955,099
Calvert VP S&P MidCap 400 Index Portfolio	3,211,640	9,803	451,636	322,524	783,963	226,351	(164,745)	(20,797)	(195,533)	16,368	(138,356)	645,607	3,857,247

See accompanying notes.

13

Farm Bureau Life Variable
Account Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Federated Hermes Government Money Fund II - Service Shares	$736,801	$5,317	$-	$-	$5,317	$84,589	$(36,461)	$(2,731)	$(70,239)	$(10,118)	$(34,960)	$(29,643)	$707,158
Federated Hermes Managed Volatility Fund II - Primary Shares	81,676,310	1,035,876	(956,838)	15,034,315	15,113,353	6,443,744	(3,545,541)	(427,867)	(6,925,109)	(1,740,893)	(6,195,666)	8,917,687	90,593,997
Federated Hermes Quality Bond Fund II - Primary Shares	18,633,177	389,001	(54,495)	1,207,092	1,541,598	1,481,747	(797,381)	(102,273)	(1,391,011)	(215,908)	(1,024,826)	516,772	19,149,949
Fidelity® VIP Contrafund® Portfolio - Initial Class Fidelity® VIP Growth &	21,106,578	(105,245)	3,045,145	3,328,337	6,268,237	1,320,847	(903,139)	(174,906)	(1,337,353)	(281,595)	(1,376,146)	4,892,091	25,998,669
Income Portfolio - Initial Class	6,063,546	181,889	655,476	874,489	1,711,854	365,746	(211,617)	(47,461)	(362,255)	(100,456)	(356,043)	1,355,811	7,419,357
Fidelity® VIP Growth Portfolio - Initial Class	21,312,877	(155,965)	2,537,762	4,499,034	6,880,831	1,040,892	(1,029,443)	(104,232)	(1,195,961)	(156,766)	(1,445,510)	5,435,321	26,748,198
Fidelity® VIP High Income Portfolio - Service Class 2	3,269,832	151,536	(31,676)	327,075	446,935	286,921	(165,211)	(46,286)	(205,841)	112,728	(17,689)	429,246	3,699,078
Fidelity® VIP Index 500 Portfolio - Initial Class	16,156,229	195,136	935,171	3,619,087	4,749,394	859,333	(734,649)	(124,165)	(885,234)	(177,132)	(1,061,847)	3,687,547	19,843,776
Fidelity® VIP Mid Cap Portfolio - Service Class 2	5,609,235	(13,878)	743,203	476,471	1,205,796	448,458	(351,867)	(121,738)	(340,296)	(78,512)	(443,955)	761,841	6,371,076
Fidelity® VIP Overseas Portfolio - Initial Class	3,529,736	31,875	94,263	784,955	911,093	274,607	(162,190)	(25,705)	(208,375)	(160,330)	(281,993)	629,100	4,158,836
Franklin Global Real Estate VIP Fund - Class 2	2,117,609	40,990	128,500	274,737	444,227	204,658	(87,226)	(36,003)	(151,599)	(28,467)	(98,637)	345,590	2,463,199
Franklin Mutual Shares VIP Fund - Class 2	2,831,752	29,506	301,490	269,341	600,337	255,781	(118,226)	(36,576)	(193,544)	6,901	(85,664)	514,673	3,346,425
Franklin Small Cap Value VIP Fund - Class 2	2,503,337	4,293	445,643	162,275	612,211	191,152	(133,503)	(22,823)	(158,721)	(29,985)	(153,880)	458,331	2,961,668

See accompanying notes.

14

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$2,312,273	$(24,283)	$323,080	$387,935	$686,732	$172,468	$(144,947)	$(35,851)	$(138,950)	$(16,767)	$(164,047)	$522,685	$2,834,958
Franklin U.S. Government Securities VIP Fund - Class 2	4,049,486	82,035	(33,165)	123,942	172,812	368,443	(191,955)	(52,826)	(267,379)	94,757	(48,960)	123,852	4,173,338
Templeton Growth VIP Fund - Class 2	1,175,820	23,569	256,059	(112,681)	166,947	98,960	(47,200)	(11,955)	(59,676)	24,089	4,218	171,165	1,346,985
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,085,181	32,716	418,827	582,879	1,034,422	317,028	(189,247)	(47,401)	(245,024)	(338)	(164,982)	869,440	4,954,621
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,537,677	(8,466)	307,475	55,142	354,151	107,232	(101,337)	(15,984)	(82,975)	9,837	(83,227)	270,924	1,808,601
T. Rowe Price Equity Income Portfolio	5,662,692	88,671	569,404	734,129	1,392,204	378,450	(283,097)	(47,751)	(364,724)	(61,548)	(378,670)	1,013,534	6,676,226
T. Rowe Price Mid-Cap Growth Portfolio	12,853,564	(113,061)	1,660,391	2,246,373	3,793,703	559,701	(531,583)	(59,522)	(691,379)	(112,236)	(835,019)	2,958,684	15,812,248
T. Rowe Price Moderate Allocation Portfolio	8,444,129	97,059	276,127	1,174,742	1,547,928	527,936	(366,401)	(68,494)	(499,731)	(51,580)	(458,270)	1,089,658	9,533,787
T. Rowe Price New America Growth Portfolio	6,991,810	(39,673)	813,678	1,536,545	2,310,550	302,162	(365,541)	(56,862)	(362,379)	48,373	(434,247)	1,876,303	8,868,113
T. Rowe Price International Stock Portfolio	4,621,746	81,946	241,020	904,117	1,227,083	434,063	(253,986)	(73,015)	(308,922)	163,060	(38,800)	1,188,283	5,810,029

Product D
Calvert VP EAFE International Index Portfolio - Class F	$21,592	$708	$(9)	$4,160	$4,859	$3,617	$-	$(11)	$(1,872)	$1,659	$3,393	$8,252	$29,844
Calvert VP NASDAQ-100 Index Portfolio	133,565	849	10,550	40,400	51,799	11,147	(3,336)	-	(10,727)	(24)	(2,940)	48,859	182,424
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	84,042	728	10,880	7,644	19,252	7,601	(21,905)	-	(4,387)	(80)	(18,771)	481	84,523

See accompanying notes.

15

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Calvert VP S&P MidCap 400 Index Portfolio - Class F	$694,003	$8,979	$53,402	$111,943	$174,324	$97,910	$(69,685)	$(14,752)	$(56,196)	$941	$(41,782)	$132,542	$826,545
Columbia VP Overseas Core Fund - Class 1	7,504	185	1,167	518	1,870	1,606	(1,048)	-	(768)	(2)	(212)	1,658	9,162
Columbia VP Select Mid Cap Value Fund - Class 1	52,509	-	2,450	14,260	16,710	6,946	(1,410)	(6)	(5,472)	(100)	(42)	16,668	69,177
Columbia VP Small Cap Value Fund - Class 2	361,445	1,118	23,524	50,929	75,571	54,583	(40,519)	(8,137)	(30,065)	28,711	4,573	80,144	441,589
Columbia VP Small Company Growth Fund - Class 2	8,713	-	2,581	834	3,415	885	(1,021)	-	(1,384)	(127)	(1,647)	1,768	10,481
DWS Global Small Cap VIP - Class A	9,147	-	253	1,675	1,928	1,472	(154)	(150)	(1,295)	(13)	(140)	1,788	10,935
DWS International Growth VIP - Class A	23,110	361	1,062	5,817	7,240	4,186	(895)	(8)	(3,133)	(109)	41	7,281	30,391
Federated Hermes Government Money Fund II - Service Shares Federated Hermes Managed	55,889	944	-	-	944	9,064	(1,022)	(280)	(5,439)	(2)	2,321	3,265	59,154
Volatility Fund II - Primary Shares Federated Hermes Quality	175,112	3,973	(313)	32,221	35,881	28,941	(5,441)	(2,728)	(15,300)	82	5,554	41,435	216,547
Bond Fund II - Primary Shares	911,547	27,503	(5,257)	60,342	82,588	120,131	(87,851)	(19,333)	(71,785)	(19,117)	(77,955)	4,633	916,180
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,137,107	2,712	188,085	149,187	339,984	148,423	(153,210)	(17,737)	(88,604)	(37,087)	(148,215)	191,769	1,328,876
Fidelity® VIP Growth Portfolio - Service Class 2	791,590	498	73,428	181,086	255,012	103,846	(81,180)	(17,669)	(63,764)	(49,348)	(108,115)	146,897	938,487
Fidelity® VIP High Income Portfolio - Service Class 2	434,662	22,917	(9,228)	48,289	61,978	56,780	(44,334)	(9,705)	(34,072)	(10,018)	(41,349)	20,629	455,291

See accompanying notes.

16

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Fidelity® VIP Index 500 Portfolio - Service Class 2	$157,376	$3,171	$17,238	$26,357	$46,766	$15,781	$(24,767)	$(1,256)	$(11,558)	$10,817	$(10,983)	$35,783	$193,159
Fidelity® VIP Mid Cap Portfolio - Service Class 2	491,292	3,693	48,504	59,267	111,464	63,901	(67,971)	(7,373)	(38,198)	17,222	(32,419)	79,045	570,337
Fidelity® VIP Real Estate Portfolio - Service Class 2	393,277	6,388	15,567	65,588	87,543	48,917	(38,035)	(7,033)	(30,482)	(26,650)	(53,283)	34,260	427,537
Franklin Mutual Shares VIP Fund - Class 2	1,077,033	21,204	110,685	104,619	236,508	148,226	(112,146)	(24,759)	(85,987)	348	(74,318)	162,190	1,239,223
Franklin Small Cap Value VIP Fund - Class 2	74,175	897	12,936	5,851	19,684	7,665	(715)	(30)	(5,061)	46	1,905	21,589	95,764
Franklin U.S. Government Securities VIP Fund - Class 2	880,338	24,748	(8,348)	27,879	44,279	114,861	(86,513)	(19,194)	(68,577)	(7,861)	(67,284)	(23,005)	857,333
Templeton Global Bond VIP Fund - Class 2	443,969	30,798	(7,596)	(14,191)	9,011	57,791	(37,912)	(9,022)	(34,483)	(2,380)	(26,006)	(16,995)	426,974
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	57,684	121	8,112	5,723	13,956	5,984	(1,177)	-	(5,156)	(5)	(354)	13,602	71,286
T. Rowe Price Equity Income Portfolio	401,592	10,099	35,518	56,541	102,158	44,946	(39,270)	(1,292)	(28,277)	(4,242)	(28,135)	74,023	475,615
T. Rowe Price Moderate Allocation Portfolio	52,579	876	378	7,463	8,717	3,636	(5,463)	-	(3,421)	(11,373)	(16,621)	(7,904)	44,675
T. Rowe Price New America Growth Portfolio	119,780	600	11,413	29,795	41,808	7,364	(1,067)	(65)	(9,505)	1,533	(1,740)	40,068	159,848
T. Rowe Price International Stock Portfolio	1,077,669	29,950	54,621	211,436	296,007	153,542	(113,092)	(23,905)	(86,986)	42,787	(27,654)	268,353	1,346,022

See accompanying notes.

17

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2020

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D) issued by the Company. The Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	A, B & C
American Century VP Inflation Protection Bond Fund	A, B & C
American Century VP Mid Cap Value Fund	A, B & C
American Century VP Ultra® Fund	A, B & C
American Century VP Value Fund	A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares	A, B & C
BNY Mellon Variable Investment Fund (2)
BNY Mellon VIF Appreciation Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	A, B & C
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio - Class F	D
Calvert VP NASDAQ-100 Index Portfolio	A, B, C & D
Calvert VP Russell 2000 Small Cap Index Portfolio	A, B & C
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	D
Calvert VP S&P MidCap 400 Index Portfolio	A, B & C
Calvert VP S&P MidCap 400 Index Portfolio - Class F	D

18

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1	D
Columbia VP Select Mid Cap Value Fund - Class 1	D
Columbia VP Small Cap Value Fund - Class 2	D
Columbia VP Small Company Growth Fund - Class 2	D
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A	D
Deutsche DWS Variable Series II
DWS International Growth VIP - Class A	D
Federated Hermes Insurance Series (1)
Federated Hermes Government Money Fund II - Service Shares (1)	A, B, C & D
Federated Hermes Managed Volatility Fund II - Primary Shares (1)	A, B, C & D
Federated Hermes Quality Bond Fund II - Primary Shares (1)	A, B, C & D
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A, B & C
Fidelity® VIP Contrafund® Portfolio - Service Class 2	D
Fidelity® VIP Growth & Income Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Service Class 2	D
Fidelity® VIP High Income Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Index 500 Portfolio - Initial Class	A, B & C
Fidelity® VIP Index 500 Portfolio - Service Class 2	D
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Overseas Portfolio - Initial Class	A, B & C
Fidelity® VIP Real Estate Portfolio - Service Class 2	D
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A, B & C
Franklin Mutual Shares VIP Fund - Class 2	A, B, C & D
Franklin Small Cap Value VIP Fund - Class 2	A, B, C & D
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A, B & C
Franklin U.S. Government Securities VIP Fund - Class 2	A, B, C & D
Templeton Global Bond VIP Fund - Class 2	D
Templeton Growth VIP Fund - Class 2	A, B & C
J.P. Morgan Insurance Trust
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	D
T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio	A, B, C & D
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price Moderate Allocation Portfolio	A, B, C & D
T. Rowe Price New America Growth Portfolio	A, B, C & D
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B, C & D

19

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(1)         The names of the following investment families and investment options changed during the year:

Current Name	Former Name
Federated Hermes Insurance Series	Federated Insurance Series
Federated Hermes Government Money Fund II - Service Shares	Federated Government Money Fund II - Service Shares
Federated Hermes Managed Volatility Fund II - Primary Shares	Federated Managed Volatility Fund II - Primary Shares
Federated Hermes Quality Bond Fund II - Primary Shares	Federated Quality Bond Fund II - Primary Shares

(2)         On April 30, 2020, the BNY Mellon VIF International Equity Portfolio – Initial Shares was closed to contract owners pursuant to approval by the Board of Trustees of BNY Mellon Variable Investment Fund. As a result, the BNY Mellon VIF International Equity Portfolio – Initial Shares subaccount was removed as an investment option and liquidated.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2020, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

20

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of Products A, B and C. Product D assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy years, then 0.03% monthly thereafter through the cancellation of subaccount units. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Product A premiums are reduced by a 7% charge. Product B premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, $3 and $15 for Products A, B, C and D, respectively, is deducted monthly for the administration of policies and the Account. Product B applies an additional monthly charge of $0.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product D applies an additional monthly charge of $0.15 per $1,000 of the Specified Amount or increase in the Specified Amount for the first ten policy years. During the first twelve policy months immediately following an increase in Specified Amount on Products A and B, a monthly charge of $0.07 and $0.10, respectively, for every $1,000 increase in the Specified Amount is deducted. Product C charges a rate per $1,000 (determined by the Specified Amount and age of the insured) on a monthly basis immediately following an increase in Specified Amount, for the first twelve months immediately following an increase in Specified Amount. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 on Products B and C and $10 on Products A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years for Products A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

21

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2020:

Subaccount	Cost of Purchases	Proceeds from Sales

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$248,547	$145,672
American Century VP Inflation Protection Bond Fund	16,148	17,197
American Century VP Mid Cap Value Fund	57,424	56,877
American Century VP Ultra® Fund	241,245	158,379
American Century VP Value Fund	398,865	143,837

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	24,556	27,211

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	508,475	442,722
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	107,036	85,251
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	56,602	78,599

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	420,293	406,930
Calvert VP Russell 2000 Small Cap Index Portfolio	277,383	219,571
Calvert VP S&P MidCap 400 Index Portfolio	280,947	304,940

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	1,467,784	292,839
Federated Hermes Managed Volatility Fund II - Primary Shares	2,708,029	6,227,437
Federated Hermes Quality Bond Fund II - Primary Shares	799,706	1,513,821

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	433,478	2,345,926
Fidelity® VIP Growth & Income Portfolio - Initial Class	592,691	468,761
Fidelity® VIP Growth Portfolio - Initial Class	2,951,983	1,983,440
Fidelity® VIP High Income Portfolio - Service Class 2	388,133	216,479
Fidelity® VIP Index 500 Portfolio - Initial Class	628,834	1,256,075
Fidelity® VIP Mid Cap Portfolio - Service Class 2	310,371	470,541
Fidelity® VIP Overseas Portfolio - Initial Class	140,777	333,642

22

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$384,290	$139,237
Franklin Mutual Shares VIP Fund - Class 2	582,420	226,352
Franklin Small Cap Value VIP Fund - Class 2	347,657	311,587
Franklin Small-Mid Cap Growth VIP Fund - Class 2	509,599	395,754
Franklin U.S. Government Securities VIP Fund - Class 2	298,336	467,241
Templeton Growth VIP Fund - Class 2	90,007	122,043

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	782,203	292,043
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	187,635	164,477

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	465,720	510,198
T. Rowe Price Mid-Cap Growth Portfolio	1,252,013	1,070,752
T. Rowe Price Moderate Allocation Portfolio	583,695	564,840
T. Rowe Price New America Growth Portfolio	1,846,675	834,060

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	608,453	298,893

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	$2,819	$3,139
Calvert VP NASDAQ-100 Index Portfolio	35,971	27,561
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	11,418	4,214
Calvert VP S&P MidCap 400 Index Portfolio - Class F	170,037	84,342

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	1,491	431
Columbia VP Select Mid Cap Value Fund - Class 1	5,118	3,721
Columbia VP Small Cap Value Fund - Class 2	138,974	46,780
Columbia VP Small Company Growth Fund - Class 2	1,563	1,368

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	1,234	964

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	3,644	3,003

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	6,186	3,058
Federated Hermes Managed Volatility Fund II - Primary Shares	26,902	15,699
Federated Hermes Quality Bond Fund II - Primary Shares	101,556	166,666

23

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$87,953	$230,656
Fidelity® VIP Growth Portfolio - Service Class 2	155,538	227,194
Fidelity® VIP High Income Portfolio - Service Class 2	57,840	45,400
Fidelity® VIP Index 500 Portfolio - Service Class 2	20,474	12,351
Fidelity® VIP Mid Cap Portfolio - Service Class 2	78,531	43,692
Fidelity® VIP Real Estate Portfolio - Service Class 2	85,874	37,017

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	313,772	129,109
Franklin Small Cap Value VIP Fund - Class 2	10,962	2,774
Franklin U.S. Government Securities VIP Fund - Class 2	97,049	169,673
Templeton Global Bond VIP Fund - Class 2	74,417	41,319

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	9,081	3,968

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	61,612	19,526
T. Rowe Price Moderate Allocation Portfolio	4,931	2,352
T. Rowe Price New America Growth Portfolio	33,091	30,731

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	176,491	134,039

24

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2020 and 2019:

	Period Ended December 31,
	2020			2019
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	1,282	3,398	(2,116)	1,449	6,429	(4,980)
American Century VP Inflation Protection Bond Fund	946	1,063	(117)	596	1,361	(765)
American Century VP Mid Cap Value Fund	1,975	1,962	13	462	1,052	(590)
American Century VP Ultra® Fund	1,454	3,369	(1,915)	2,183	4,349	(2,166)
American Century VP Value Fund	16,567	6,627	9,940	5,410	8,127	(2,717)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	638	923	(285)	714	771	(57)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	5,836	13,171	(7,335)	4,074	13,160	(9,086)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	854	2,522	(1,668)	1,070	4,077	(3,007)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	2,484	3,159	(675)	1,575	4,461	(2,886)

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	3,182	5,061	(1,879)	1,580	5,083	(3,503)
Calvert VP Russell 2000 Small Cap Index Portfolio	2,845	5,973	(3,128)	2,037	5,820	(3,783)
Calvert VP S&P MidCap 400 Index Portfolio	2,990	6,681	(3,691)	3,344	6,583	(3,239)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	153,919	29,767	124,152	5,275	8,939	(3,664)
Federated Hermes Managed Volatility Fund II - Primary Shares	44,648	345,530	(300,882)	35,477	425,980	(390,503)
Federated Hermes Quality Bond Fund II - Primary Shares	20,397	109,243	(88,846)	28,493	114,533	(86,040)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	6,159	49,698	(43,539)	7,304	45,274	(37,970)
Fidelity® VIP Growth & Income Portfolio - Initial Class	5,288	17,294	(12,006)	4,020	18,971	(14,951)
Fidelity® VIP Growth Portfolio - Initial Class	6,278	52,340	(46,062)	7,186	61,029	(53,843)
Fidelity® VIP High Income Portfolio - Service Class 2	8,103	7,056	1,047	8,682	9,369	(687)
Fidelity® VIP Index 500 Portfolio - Initial Class	9,795	38,745	(28,950)	6,361	47,592	(41,231)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,648	9,490	(1,842)	4,834	14,889	(10,055)
Fidelity® VIP Overseas Portfolio - Initial Class	6,286	15,602	(9,316)	5,364	20,748	(15,384)

25

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2020			2019
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	5,306	6,166	(860)	4,240	8,685	(4,445)
Franklin Mutual Shares VIP Fund - Class 2	18,377	9,152	9,225	6,181	9,603	(3,422)
Franklin Small Cap Value VIP Fund - Class 2	4,239	6,930	(2,691)	1,941	5,470	(3,529)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,868	9,935	(7,067)	3,245	8,603	(5,358)
Franklin U.S. Government Securities VIP Fund - Class 2	11,048	28,321	(17,273)	16,376	19,637	(3,261)
Templeton Growth VIP Fund - Class 2	2,966	6,152	(3,186)	4,169	3,942	227

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	11,448	6,157	5,291	3,049	6,474	(3,425)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	2,654	4,665	(2,011)	2,778	5,093	(2,315)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	8,239	18,210	(9,971)	4,451	17,888	(13,437)
T. Rowe Price Mid-Cap Growth Portfolio	1,549	13,882	(12,333)	2,836	16,116	(13,280)
T. Rowe Price Moderate Allocation Portfolio	4,682	16,075	(11,393)	5,459	21,157	(15,698)
T. Rowe Price New America Growth Portfolio	2,732	18,667	(15,935)	4,377	17,589	(13,212)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	20,021	14,819	5,202	21,043	23,311	(2,268)

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	153	249	(96)	388	120	268
Calvert VP NASDAQ-100 Index Portfolio	446	422	24	193	250	(57)
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	254	191	63	366	1,183	(817)
Calvert VP S&P MidCap 400 Index Portfolio - Class F	5,377	3,152	2,225	2,089	3,639	(1,550)

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	86	30	56	101	117	(16)
Columbia VP Select Mid Cap Value Fund - Class 1	232	168	64	230	228	2
Columbia VP Small Cap Value Fund - Class 2	6,818	2,313	4,505	2,647	2,465	182
Columbia VP Small Company Growth Fund - Class 2	32	38	(6)	23	80	(57)

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	68	56	12	64	73	(9)

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	178	172	6	228	225	3

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	587	296	291	669	442	227
Federated Hermes Managed Volatility Fund II - Primary Shares	1,236	877	359	1,359	1,036	323
Federated Hermes Quality Bond Fund II - Primary Shares	5,354	12,274	(6,920)	4,713	10,835	(6,122)

26

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2020			2019
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,479	7,537	(5,058)	2,670	8,221	(5,551)
Fidelity® VIP Growth Portfolio - Service Class 2	1,580	6,425	(4,845)	1,881	5,510	(3,629)
Fidelity® VIP High Income Portfolio - Service Class 2	1,882	2,338	(456)	1,508	3,674	(2,166)
Fidelity® VIP Index 500 Portfolio - Service Class 2	541	402	139	871	1,288	(417)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	3,762	1,922	1,840	2,218	3,656	(1,438)
Fidelity® VIP Real Estate Portfolio - Service Class 2	3,052	1,712	1,340	1,046	3,388	(2,342)

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	14,208	7,105	7,103	4,097	7,920	(3,823)
Franklin Small Cap Value VIP Fund - Class 2	200	122	78	230	153	77
Franklin U.S. Government Securities VIP Fund - Class 2	5,003	12,105	(7,102)	4,526	9,603	(5,077)
Templeton Global Bond VIP Fund - Class 2	2,421	2,496	(75)	1,744	3,249	(1,505)

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	188	158	30	176	189	(13)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	1,915	877	1,038	1,083	2,323	(1,240)
T. Rowe Price Moderate Allocation Portfolio	113	102	11	134	926	(792)
T. Rowe Price New America Growth Portfolio	118	850	(732)	184	226	(42)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	6,803	8,047	(1,244)	8,245	10,028	(1,783)

27

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2020, 2019, 2018, 2017 and 2016, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Product A, B & C:
American Century VP Capital Appreciation Fund:
2020	47,540	$50.93	$2,421,154	-%	0.90%	41.20%
2019	49,656	36.07	1,791,212	-	0.90	34.34
2018	54,636	26.85	1,466,825	-	0.90	(6.05)
2017	57,735	28.58	1,649,831	-	0.90	20.74
2016	62,549	23.67	1,480,649	-	0.90	2.29
American Century VP Inflation Protection Bond Fund:
2020	8,728	16.15	140,908	1.61	0.90	8.83
2019	8,845	14.84	131,224	2.55	0.90	8.24
2018	9,610	13.71	131,790	3.07	0.90	(3.45)
2017	10,771	14.20	152,983	2.88	0.90	2.97
2016	10,582	13.79	145,917	2.13	0.90	3.76
American Century VP Mid Cap Value Fund:
2020	9,257	31.82	294,574	1.87	0.90	0.32
2019	9,244	31.72	293,270	2.07	0.90	28.01
2018	9,834	24.78	243,741	1.40	0.90	(13.63)
2017	10,890	28.69	312,473	1.61	0.90	10.69
2016	7,656	25.92	198,420	1.71	0.90	21.80
American Century VP Ultra® Fund:
2020	44,462	57.11	2,539,414	-	0.90	48.49
2019	46,377	38.46	1,783,513	-	0.90	33.40
2018	48,543	28.83	1,399,581	0.25	0.90	(0.14)
2017	48,363	28.87	1,396,431	0.37	0.90	31.05
2016	54,065	22.03	1,191,073	0.34	0.90	3.52
American Century VP Value Fund:
2020	100,679	23.86	2,402,167	2.42	0.90	0.08
2019	90,739	23.84	2,163,420	2.12	0.90	25.87
2018	93,456	18.94	1,769,763	1.67	0.90	(9.94)
2017	91,679	21.03	1,928,327	1.66	0.90	7.79
2016	90,955	19.51	1,774,960	1.74	0.90	19.40
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2020	13,712	32.96	451,991	0.89	0.90	22.76
2019	13,997	26.85	375,858	1.24	0.90	32.79
2018	14,054	20.22	284,135	1.57	0.90	(5.47)
2017	16,707	21.39	357,419	0.93	0.90	14.02
2016	16,920	18.76	317,470	1.03	0.90	9.07

28

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2020	103,106	$40.22	$4,146,563	0.79%	0.90%	22.58%
2019	110,441	32.81	3,623,261	1.16	0.90	34.91
2018	119,527	24.32	2,907,152	1.26	0.90	(7.70)
2017	126,183	26.35	3,324,680	1.34	0.90	26.20
2016	128,731	20.88	2,687,447	1.65	0.90	6.97
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2020	32,373	38.07	1,232,370	0.77	0.90	23.52
2019	34,041	30.82	1,049,143	1.07	0.90	27.99
2018	37,048	24.08	892,219	0.80	0.90	(5.57)
2017	37,686	25.50	960,846	0.75	0.90	18.66
2016	38,779	21.49	833,292	1.22	0.90	9.09
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2020	56,393	29.34	1,654,352	0.64	0.90	18.83
2019	57,068	24.69	1,408,986	-	0.90	20.67
2018	59,954	20.46	1,226,441	-	0.90	(19.80)
2017	63,983	25.51	1,632,262	-	0.90	23.59
2016	65,536	20.64	1,352,819	-	0.90	16.02
Calvert VP NASDAQ-100 Index Portfolio:
2020	54,677	99.15	5,421,488	0.47	0.90	46.89
2019	56,556	67.50	3,817,378	0.52	0.90	37.56
2018	60,059	49.07	2,947,266	0.56	0.90	(1.37)
2017	62,741	49.75	3,121,328	0.49	0.90	31.20
2016	64,145	37.92	2,432,552	0.51	0.90	5.63
Calvert VP Russell 2000 Small Cap Index Portfolio:
2020	75,109	44.79	3,363,871	1.09	0.90	18.59
2019	78,237	37.77	2,955,099	0.92	0.90	23.96
2018	82,020	30.47	2,499,129	1.06	0.90	(12.04)
2017	87,713	34.64	3,038,171	0.78	0.90	13.39
2016	90,716	30.55	2,771,792	0.56	0.90	19.85
Calvert VP S&P MidCap 400 Index Portfolio:
2020	80,681	51.34	4,142,534	1.24	0.90	12.29
2019	84,372	45.72	3,857,247	1.16	0.90	24.71
2018	87,611	36.66	3,211,640	1.15	0.90	(12.13)
2017	93,045	41.72	3,881,826	0.72	0.90	14.87
2016	96,389	36.32	3,500,733	0.44	0.90	19.20
Federated Hermes Government Money Fund II - Service Shares:
2020	198,051	9.50	1,882,103	0.09	0.90	(0.73)
2019	73,899	9.57	707,158	1.63	0.90	0.74
2018	77,563	9.50	736,801	1.24	0.90	0.32
2017	81,634	9.47	772,828	0.29	0.90	(0.53)
2016	112,150	9.52	1,067,913	-	0.90	(0.94)

29

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Hermes Managed Volatility Fund II - Primary Shares:
2020	4,956,180	$17.24	$85,433,447	2.57%	0.90%	0.06%
2019	5,257,062	17.23	90,593,997	2.09	0.90	19.16
2018	5,647,565	14.46	81,676,310	1.93	0.90	(9.28)
2017	2,515,322	15.94	40,092,527	3.91	0.90	17.03
2016	2,701,646	13.62	36,784,464	4.88	0.90	6.74
Federated Hermes Quality Bond Fund II - Primary Shares:
2020	1,463,916	13.21	19,345,487	2.75	0.90	7.14
2019	1,552,762	12.33	19,149,949	2.94	0.90	8.44
2018	1,638,802	11.37	18,633,177	3.08	0.90	(1.47)
2017	1,726,078	11.54	19,921,165	3.25	0.90	3.13
2016	1,807,372	11.19	20,229,954	3.62	0.90	2.85
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2020	603,249	52.01	31,377,506	0.25	0.90	29.38
2019	646,788	40.20	25,998,669	0.46	0.90	30.43
2018	684,758	30.82	21,106,578	0.70	0.90	(7.22)
2017	722,836	33.22	24,013,427	1.00	0.90	20.80
2016	765,761	27.50	21,059,049	0.81	0.90	7.05
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2020	267,892	28.33	7,589,893	2.13	0.90	6.87
2019	279,898	26.51	7,419,357	3.56	0.90	28.94
2018	294,849	20.56	6,063,546	0.35	0.90	(9.82)
2017	313,604	22.80	7,150,005	1.28	0.90	15.85
2016	330,388	19.68	6,501,345	1.72	0.90	15.09
Fidelity® VIP Growth Portfolio - Initial Class:
2020	841,078	43.00	36,164,253	0.07	0.90	42.62
2019	887,140	30.15	26,748,198	0.26	0.90	33.11
2018	940,983	22.65	21,312,877	0.24	0.90	(1.05)
2017	1,024,859	22.89	23,462,104	0.22	0.90	33.94
2016	1,087,277	17.09	18,582,883	0.04	0.90	(0.12)
Fidelity® VIP High Income Portfolio - Service Class 2:
2020	126,719	29.88	3,786,128	5.05	0.90	1.53
2019	125,672	29.43	3,699,078	5.19	0.90	13.72
2018	126,359	25.88	3,269,832	5.63	0.90	(4.47)
2017	124,456	27.09	3,372,077	5.29	0.90	5.94
2016	123,325	25.57	3,153,330	5.30	0.90	13.14
Fidelity® VIP Index 500 Portfolio - Initial Class:
2020	659,238	33.79	22,275,142	1.76	0.90	17.20
2019	688,188	28.83	19,843,776	1.96	0.90	30.16
2018	729,419	22.15	16,156,229	1.83	0.90	(5.34)
2017	780,177	23.40	18,257,103	1.80	0.90	20.62
2016	820,935	19.40	15,924,352	1.47	0.90	10.86

30

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2020	132,592	$55.36	$7,340,277	0.40%	0.90%	16.82%
2019	134,434	47.39	6,371,076	0.67	0.90	22.08
2018	144,489	38.82	5,609,235	0.40	0.90	(15.55)
2017	151,247	45.97	6,952,149	0.49	0.90	19.50
2016	157,165	38.47	6,046,665	0.32	0.90	10.93
Fidelity® VIP Overseas Portfolio - Initial Class:
2020	196,515	23.15	4,549,510	0.45	0.90	14.55
2019	205,831	20.21	4,158,836	1.71	0.90	26.63
2018	221,215	15.96	3,529,736	1.54	0.90	(15.56)
2017	235,622	18.90	4,453,173	1.43	0.90	29.10
2016	243,852	14.64	3,568,807	1.44	0.90	(5.85)
Franklin Global Real Estate VIP Fund - Class 2:
2020	103,202	22.20	2,290,577	3.25	0.90	(6.25)
2019	104,062	23.67	2,463,199	2.62	0.90	21.26
2018	108,507	19.52	2,117,609	2.63	0.90	(7.58)
2017	116,234	21.12	2,455,253	3.08	0.90	9.49
2016	119,424	19.29	2,303,908	1.22	0.90	(0.36)
Franklin Mutual Shares VIP Fund - Class 2:
2020	131,551	25.74	3,386,725	2.94	0.90	(5.92)
2019	122,326	27.36	3,346,425	1.84	0.90	21.49
2018	125,748	22.52	2,831,752	2.46	0.90	(9.88)
2017	125,022	24.99	3,124,239	2.24	0.90	7.39
2016	128,600	23.27	2,992,579	2.03	0.90	15.03
Franklin Small Cap Value VIP Fund - Class 2:
2020	57,688	51.14	2,949,896	1.50	0.90	4.24
2019	60,379	49.05	2,961,668	1.05	0.90	25.22
2018	63,908	39.17	2,503,337	0.88	0.90	(13.67)
2017	66,971	45.37	3,038,481	0.51	0.90	9.67
2016	71,648	41.37	2,963,910	0.82	0.90	29.04
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2020	78,645	50.84	3,998,205	-	0.90	53.69
2019	85,712	33.08	2,834,958	-	0.90	30.29
2018	91,070	25.39	2,312,273	-	0.90	(6.21)
2017	95,035	27.07	2,573,032	-	0.90	20.31
2016	97,838	22.50	2,201,385	-	0.90	3.26
Franklin U.S. Government Securities VIP Fund - Class 2:
2020	255,147	15.76	4,022,179	3.43	0.90	2.87
2019	272,420	15.32	4,173,338	2.88	0.90	4.29
2018	275,681	14.69	4,049,486	2.76	0.90	(0.54)
2017	268,841	14.77	3,971,331	2.65	0.90	0.41
2016	265,834	14.71	3,909,786	2.49	0.90	(0.20)

31

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Templeton Growth VIP Fund - Class 2:
2020	57,785	$23.16	$1,338,556	2.95%	0.90%	4.84%
2019	60,971	22.09	1,346,985	2.78	0.90	14.10
2018	60,744	19.36	1,175,820	1.98	0.90	(15.61)
2017	64,220	22.94	1,473,178	1.63	0.90	17.46
2016	66,083	19.53	1,290,638	2.05	0.90	8.62
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1:
2020	100,748	51.63	5,201,670	1.49	0.90	(0.52)
2019	95,457	51.90	4,954,621	1.60	0.90	25.64
2018	98,882	41.31	4,085,181	0.97	0.90	(12.65)
2017	101,809	47.29	4,814,154	0.79	0.90	12.76
2016	103,711	41.94	4,349,161	0.86	0.90	13.69
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1:
2020	44,522	43.79	1,949,656	0.95	0.90	12.66
2019	46,533	38.87	1,808,601	0.41	0.90	23.48
2018	48,848	31.48	1,537,677	0.38	0.90	(12.73)
2017	51,506	36.07	1,857,756	0.32	0.90	14.22
2016	54,786	31.58	1,730,180	0.53	0.90	19.17
T. Rowe Price Equity Income Portfolio:
2020	204,802	31.17	6,383,964	2.34	0.90	0.29
2019	214,773	31.08	6,676,226	2.32	0.90	25.27
2018	228,210	24.81	5,662,692	2.00	0.90	(10.34)
2017	242,350	27.67	6,705,214	1.75	0.90	15.00
2016	256,230	24.06	6,164,804	2.33	0.90	18.11
T. Rowe Price Mid-Cap Growth Portfolio:
2020	217,616	84.37	18,360,738	-	0.90	22.70
2019	229,949	68.76	15,812,248	0.14	0.90	30.10
2018	243,229	52.85	12,853,564	-	0.90	(2.90)
2017	256,189	54.43	13,944,151	-	0.90	23.68
2016	275,888	44.01	12,141,798	-	0.90	5.31
T. Rowe Price Moderate Allocation Portfolio:
2020	292,552	35.61	10,416,705	1.38	0.90	13.52
2019	303,945	31.37	9,533,787	1.96	0.90	18.74
2018	319,643	26.42	8,444,129	1.78	0.90	(5.91)
2017	346,480	28.08	9,730,012	1.52	0.90	16.37
2016	366,944	24.13	8,854,917	1.66	0.90	5.51
T. Rowe Price New America Growth Portfolio:
2020	227,101	52.21	11,856,796	-	0.90	43.08
2019	243,036	36.49	8,868,113	0.41	0.90	33.71
2018	256,248	27.29	6,991,810	0.16	0.90	0.26
2017	268,501	27.22	7,307,685	0.10	0.90	33.24
2016	284,691	20.43	5,815,021	0.04	0.90	0.44

32

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2020	313,452	$21.38	$6,701,270	0.60%	0.90%	13.42%
2019	308,250	18.85	5,810,029	2.45	0.90	26.68
2018	310,518	14.88	4,621,746	1.34	0.90	(15.02)
2017	319,346	17.51	5,590,373	1.12	0.90	26.79
2016	327,132	13.81	4,517,892	1.07	0.90	1.25

Product D:
Calvert VP EAFE International Index Portfolio - Class F:
2020	2,055	$14.92	$30,660	3.32%	-%	7.57%
2019	2,151	13.87	29,844	2.69	-	21.03
2018	1,883	11.46	21,592	3.30	-	(13.83)
2017	1,810	13.30	24,072	2.56	-	24.42
2016	1,973	10.69	21,087	2.96	-	0.28
Calvert VP NASDAQ-100 Index Portfolio:
2020	3,567	76.32	272,256	0.48	-	48.22
2019	3,543	51.49	182,424	0.52	-	38.79
2018	3,600	37.10	133,565	0.56	-	(0.46)
2017	3,643	37.27	135,779	0.50	-	32.35
2016	3,569	28.16	100,513	0.53	-	6.59
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F:
2020	3,454	29.76	102,793	1.10	-	19.37
2019	3,391	24.93	84,523	0.89	-	24.84
2018	4,208	19.97	84,042	1.08	-	(11.48)
2017	4,143	22.56	93,442	0.75	-	14.11
2016	4,341	19.77	85,816	0.41	-	20.62
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2020	30,790	32.72	1,007,588	1.28	-	13.06
2019	28,565	28.94	826,545	1.15	-	25.61
2018	30,115	23.04	694,003	1.14	-	(11.59)
2017	31,899	26.06	831,278	0.99	-	15.62
2016	2,802	22.54	63,146	0.58	-	19.96
Columbia VP Overseas Core Fund - Class 1:
2020	640	17.12	10,964	1.70	-	9.11
2019	584	15.69	9,162	2.14	-	25.52
2018	600	12.50	7,504	2.76	-	(16.67)
2017	569	15.00	8,530	2.01	-	27.55
2016	714	11.76	8,396	1.60	-	(6.00)
Columbia VP Select Mid Cap Value Fund - Class 1:
2020	2,784	27.33	76,088	-	-	7.47
2019	2,720	25.43	69,177	-	-	31.63
2018	2,718	19.32	52,509	-	-	(13.29)
2017	2,728	22.28	60,781	-	-	13.56
2016	2,625	19.62	51,519	-	-	14.14

33

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Columbia VP Small Cap Value Fund - Class 2:
2020	23,189	$25.66	$595,134	0.36%	-%	8.59%
2019	18,684	23.63	441,589	0.27	-	20.93
2018	18,502	19.54	361,445	0.17	-	(18.14)
2017	19,922	23.87	475,577	0.32	-	13.99
2016	22,701	20.94	475,446	0.39	-	32.70
Columbia VP Small Company Growth Fund - Class 2:
2020	334	52.58	17,561	-	-	70.66
2019	340	30.81	10,481	-	-	40.43
2018	397	21.94	8,713	-	-	(2.01)
2017	462	22.39	10,354	-	-	28.83
2016	805	17.38	13,983	-	-	12.56
DWS Global Small Cap VIP - Class A:
2020	609	21.49	13,091	0.79	-	17.37
2019	597	18.31	10,935	-	-	21.26
2018	606	15.10	9,147	0.28	-	(20.53)
2017	643	19.00	12,206	-	-	20.03
2016	1,096	15.83	17,354	0.37	-	1.60
DWS International Growth VIP - Class A:
2020	1,762	21.23	37,398	1.42	-	22.72
2019	1,756	17.30	30,391	1.29	-	31.16
2018	1,753	13.19	23,110	0.97	-	(16.68)
2017	1,776	15.83	28,114	0.37	-	25.54
2016	1,972	12.61	24,870	0.85	-	3.70
Federated Hermes Government Money Fund II - Service Shares:
2020	6,020	10.35	62,282	0.20	-	0.29
2019	5,729	10.32	59,154	1.63	-	1.57
2018	5,502	10.16	55,889	1.24	-	1.30
2017	5,648	10.03	56,668	0.37	-	0.30
2016	2,998	10.00	29,983	-	-	-
Federated Hermes Managed Volatility Fund II - Primary Shares:
2020	12,010	18.76	225,304	2.50	-	0.91
2019	11,651	18.59	216,547	2.01	-	20.25
2018	11,328	15.46	175,112	2.63	-	(8.47)
2017	8,938	16.89	150,979	3.80	-	18.11
2016	8,836	14.30	126,365	4.92	-	7.68
Federated Hermes Quality Bond Fund II - Primary Shares:
2020	61,946	14.38	891,030	2.86	-	8.12
2019	68,866	13.30	916,180	3.01	-	9.38
2018	74,988	12.16	911,547	2.98	-	(0.57)
2017	73,365	12.23	897,140	3.13	-	4.09
2016	75,033	11.75	881,939	3.56	-	3.80

34

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2020	39,968	$38.44	$1,536,232	0.08%	-%	30.26%
2019	45,026	29.51	1,328,876	0.21	-	31.27
2018	50,577	22.48	1,137,107	0.44	-	(6.64)
2017	53,255	24.08	1,282,464	0.78	-	21.55
2016	57,497	19.81	1,138,780	0.65	-	7.78
Fidelity® VIP Growth Portfolio - Service Class 2:
2020	23,062	48.27	1,113,305	0.04	-	43.53
2019	27,907	33.63	938,487	0.06	-	33.98
2018	31,536	25.10	791,590	0.04	-	(0.44)
2017	36,939	25.21	931,229	0.09	-	34.81
2016	41,644	18.70	778,734	-	-	0.54
Fidelity® VIP High Income Portfolio - Service Class 2:
2020	22,178	20.60	456,930	5.05	-	2.39
2019	22,634	20.12	455,291	5.10	-	14.77
2018	24,800	17.53	434,662	5.60	-	(3.63)
2017	24,654	18.19	448,369	5.16	-	6.94
2016	26,178	17.01	445,292	5.53	-	14.16
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2020	6,321	36.86	232,973	1.58	-	17.95
2019	6,182	31.25	193,159	1.83	-	31.03
2018	6,599	23.85	157,376	1.57	-	(4.71)
2017	6,562	25.03	164,269	1.57	-	21.39
2016	6,885	20.62	141,978	1.45	-	11.58
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2020	25,396	28.54	724,733	0.41	-	17.89
2019	23,556	24.21	570,337	0.68	-	23.14
2018	24,994	19.66	491,292	0.40	-	(14.74)
2017	26,418	23.06	609,291	0.49	-	20.54
2016	29,172	19.13	558,175	0.33	-	11.87
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2020	19,220	22.29	428,385	1.98	-	(6.78)
2019	17,880	23.91	427,537	1.48	-	22.93
2018	20,222	19.45	393,277	2.65	-	(6.45)
2017	19,547	20.79	406,383	1.60	-	3.79
2016	18,081	20.03	362,250	1.25	-	5.42
Franklin Mutual Shares VIP Fund - Class 2:
2020	65,642	20.10	1,319,505	2.99	-	(5.05)
2019	58,539	21.17	1,239,223	1.81	-	22.58
2018	62,362	17.27	1,077,033	2.45	-	(9.06)
2017	61,800	18.99	1,173,750	2.17	-	8.33
2016	67,066	17.53	1,175,632	2.05	-	16.09

35

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin Small Cap Value VIP Fund - Class 2:
2020	3,683	$27.94	$102,919	1.48%	-%	5.20%
2019	3,605	26.56	95,764	1.05	-	26.36
2018	3,528	21.02	74,175	0.88	-	(12.89)
2017	3,474	24.13	83,827	0.54	-	10.64
2016	2,893	21.81	63,091	0.80	-	30.21
Franklin U.S. Government Securities VIP Fund - Class 2:
2020	55,938	14.12	789,889	3.34	-	3.82
2019	63,040	13.60	857,333	2.85	-	5.26
2018	68,117	12.92	880,338	2.79	-	0.31
2017	65,929	12.88	849,196	2.83	-	1.34
2016	65,285	12.71	829,788	2.47	-	0.63
Templeton Global Bond VIP Fund - Class 2:
2020	24,697	16.33	403,201	8.52	-	(5.28)
2019	24,772	17.24	426,974	7.03	-	2.01
2018	26,277	16.90	443,969	-	-	1.99
2017	25,585	16.57	424,064	-	-	1.91
2016	26,251	16.26	426,871	-	-	2.91
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2:
2020	2,495	32.78	81,798	0.64	-	13.35
2019	2,465	28.92	71,286	0.18	-	24.23
2018	2,478	23.28	57,684	0.07	-	(12.18)
2017	2,537	26.51	67,265	0.12	-	14.91
2016	2,767	23.07	63,812	0.18	-	19.91
T. Rowe Price Equity Income Portfolio:
2020	19,480	26.10	508,322	2.38	-	1.20
2019	18,442	25.79	475,615	2.31	-	26.42
2018	19,682	20.40	401,592	2.03	-	(9.53)
2017	19,545	22.55	440,654	1.77	-	16.06
2016	18,909	19.43	367,446	2.36	-	19.13
T. Rowe Price Moderate Allocation Portfolio:
2020	1,945	26.46	51,478	1.39	-	14.55
2019	1,934	23.10	44,675	1.91	-	19.75
2018	2,726	19.29	52,579	1.82	-	(5.07)
2017	2,580	20.32	52,414	1.53	-	17.46
2016	2,599	17.30	44,972	1.68	-	6.40
T. Rowe Price New America Growth Portfolio:
2020	3,107	60.12	186,759	-	-	44.38
2019	3,839	41.64	159,848	0.42	-	34.93
2018	3,881	30.86	119,780	0.19	-	1.15
2017	3,154	30.51	96,209	0.11	-	34.46
2016	3,643	22.69	82,675	0.04	-	1.29

36

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2020	76,343	$19.86	$1,515,818.00	0.60%	-%	14.47%
2019	77,587	17.35	1,346,022	2.45	-	27.76
2018	79,370	13.58	1,077,669	1.32	-	(14.21)
2017	85,076	15.83	1,346,372	1.12	-	27.87
2016	90,574	12.38	1,120,860	1.11	-	2.15

37

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(A)       These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)       These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)       These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

38

Report of Independent Auditors

The Board of Directors and Stockholder

Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated financial statements of Farm Bureau Life Insurance Company (the Company) which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020, and the related notes and financial statement schedules (collectively referred to as the “consolidated financial statements”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2020 and 2019, and the consolidated results of their operations and their cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Des Moines, Iowa

April 30, 2021

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	December 31,
	2020	2019
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2020 - $7,164,397;2019 - $6,997,947) and allowance for credit losses (2020 - $4,882, 2019 - $0)	$8,264,648	$7,680,145
Equity securities at fair value (cost: 2020 - $77,327; 2019 - $88,682)	81,771	93,098
Mortgage loans, net of allowance for credit losses (2020 - $1,553, 2019 - $0)	994,705	1,012,505
Real estate	955	955
Policy loans	195,666	201,589
Short-term investments	46,724	1,249
Other investments, net of allowance for credit losses (2020 - $929, 2019 - $0)	58,258	62,680
Total investments	9,642,727	9,052,221

Cash and cash equivalents	315	521
Securities and indebtedness of related parties	88,445	74,791
Accrued investment income	70,274	72,319
Reinsurance recoverable	115,168	107,498
Deferred acquisition costs	167,687	280,397
Value of insurance in force acquired	2,304	2,624
Current income taxes recoverable	16,721	6,507
Other assets	90,403	107,499
Assets held in separate accounts	674,182	645,881
Total assets	$10,868,226	$10,350,258

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands)

	December 31,
	2020	2019
Liabilities and stockholder’s equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,725,725	$5,548,212
Traditional life insurance and accident and health products	1,890,547	1,845,337
Other policy claims and benefits	56,922	46,324
Supplementary contracts without life contingencies	274,469	296,915
Advance premiums and other deposits	271,082	253,458
Amounts payable to affiliates	1,601	1,206
Deferred income taxes	210,688	152,401
Other liabilities	50,215	58,875
Liabilities related to separate accounts	674,182	645,881
Total liabilities	9,155,431	8,848,609

Stockholder’s equity:
Preferred stock, 7½% cumulative, par value $50.00 per share - authorized 6,000 shares, none issued and outstanding	—	—
Common stock, par value $50.00 per share - authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,195	171,195
Accumulated other comprehensive income	594,379	360,949
Retained earnings	944,721	967,005
Total stockholder’s equity	1,712,795	1,501,649
Total liabilities and stockholder’s equity	$10,868,226	$10,350,258

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

	Year ended December 31,
	2020	2019	2018
Revenues:
Interest sensitive product charges	$132,479	$127,070	$122,746
Traditional life insurance premiums	198,749	197,863	198,312
Net investment income	391,065	417,825	388,206
Net realized capital gains (losses)	(12,376)	7,939	(6,682)
Change in allowance for credit losses on investments	(4,199)	—	—
Other-than-temporary impairment losses	—	(919)	(5,072)
Non-credit portion in other comprehensive income/loss	—	—	74
Other income	2,276	2,057	3,092
Total revenues	707,994	751,835	700,676

Benefits and expenses:
Interest sensitive product benefits	282,201	276,473	253,753
Traditional life insurance benefits	186,441	174,654	175,209
Policyholder dividends	7,538	10,053	10,130
Underwriting, acquisition and insurance expenses	149,246	146,128	158,554
Other expenses	396	325	329
Total benefits and expenses	625,822	607,633	597,975
	82,172	144,202	102,701
Income tax expense	(9,177)	(20,509)	(12,388)
Equity income, net of related income taxes	5,906	3,456	4,439
Net income	$78,901	$127,149	$94,752

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Dollars in thousands)

	Year ended December 31,
	2020	2019	2018
Net income	$78,901	$127,149	$94,752
Other comprehensive income (loss) (1)
Change in net unrealized investment gains/losses	233,470	265,302	(189,643)
Non-credit impairment losses	—	—	(58)
Change in underfunded status of postretirement benefit plans	(40)	(22)	(6)
Total other comprehensive income (loss), net of tax	233,430	265,280	(189,707)
Total comprehensive income (loss)	$312,331	$392,429	$(94,955)

(1)  Other comprehensive income (loss) is recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities.

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid- In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Stockholder’s Equity
Balance at January 1, 2018	$2,500	$171,195	$290,424	$914,660	$1,378,779
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities			(5,048)	5,048	—
Net income	—	—	—	94,752	94,752
Other comprehensive loss	—	—	(189,707)	—	(189,707)
Dividends to parent	—	—	—	(87,500)	(87,500)
Balance at December 31, 2018	2,500	171,195	95,669	926,960	1,196,324
Cumulative effect of change in accounting principle related to leases	—	—	—	396	396
Net income	—	—	—	127,149	127,149
Other comprehensive income	—	—	265,280	—	265,280
Dividends to parent	—	—	—	(87,500)	(87,500)
Balance at December 31, 2019	2,500	171,195	360,949	967,005	1,501,649
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	—	(2,685)	(2,685)
Net income	—	—	—	78,901	78,901
Other comprehensive income	—	—	233,430	—	233,430
Dividends to parent	—	—	—	(98,500)	(98,500)
Balance at December 31, 2020	$2,500	$171,195	$594,379	$944,721	$1,712,795

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2020	2019	2018
Operating activities
Net income	$78,901	$127,149	$94,752
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to account balances	170,251	161,893	164,623
Charges for mortality, surrenders and administration	(132,568)	(126,165)	(120,944)
Net realized (gains) losses on investments	16,575	(7,020)	11,680
Change in fair value of derivatives	(577)	(2,232)	7,162
Increase in liabilities for life insurance and other future policy benefits	74,741	66,503	77,786
Deferral of acquisition costs	(37,126)	(45,578)	(47,771)
Amortization of deferred acquisition costs and value of insurance in force	33,281	25,155	36,421
Change in reinsurance recoverable	(6,557)	(2,415)	4,081
Provision for deferred income taxes	(3,050)	6,080	(5,901)
Other	31,868	2,453	9,759
Net cash provided by operating activities	225,739	205,823	231,648

Investing activities
Sales, maturities or repayments:
Fixed maturities - available for sale	567,996	661,427	585,465
Equity securities	9,484	15,397	7,039
Mortgage loans	120,269	102,132	69,208
Derivative instruments	20,275	15,659	16,754
Policy loans	38,954	36,441	36,720
Securities and indebtedness of related parties	10,316	8,814	8,359
Other investments	5,796	6,147	6,831
Real estate	—	641	—
Acquisitions:
Fixed maturities - available for sale	(734,636)	(815,762)	(705,250)
Equity securities	(2,133)	(15,791)	(3,301)
Mortgage loans	(104,245)	(71,202)	(139,836)
Derivative instruments	(4,069)	(19,886)	(14,425)
Policy loans	(33,031)	(40,664)	(42,688)
Securities and indebtedness of related parties	(25,472)	(21,084)	(21,146)
Other investments	(9,670)	(7,649)	(7,891)
Short-term investments, net change	(45,475)	1,546	3,115
Purchases and disposals of property and equipment, net	(2,211)	(4,712)	(3,853)
Net cash used in investing activities	(187,852)	(148,546)	(204,899)

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2020	2019	2018
Financing activities
Contract holder account deposits	$630,473	$606,917	$668,372
Contract holder account withdrawals	(570,066)	(577,238)	(631,181)
Proceeds from the issuance of short-term debt	10,000	55,000	27,000
Repayments of short-term debt	(10,000)	(55,000)	(27,000)
Dividends paid to parent	(98,500)	(87,500)	(87,500)
Net cash provided by (used in) financing activities	(38,093)	(57,821)	(50,309)
Increase (decrease) in cash and cash equivalents	(206)	(544)	(23,560)
Cash and cash equivalents at beginning of year	521	1,065	24,625
Cash and cash equivalents at end of year	$315	$521	$1,065

Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	11,359	4,220	4,691

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020

1.    Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. FBL Financial Group, Inc. (our parent) is a majority-owned subsidiary of the Iowa Farm Bureau Federation (IFBF). We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force under the consumer brand name Farm Bureau Financial Services. Our wholly-owned subsidiary, Greenfields Life Insurance Company (Greenfields), offers life and annuity products in the state of Colorado.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiary. All significant intercompany transactions have been eliminated.

Adoption of New Accounting Pronouncements

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards adopted:

Financial instruments - recognition and measurement

In January 2016, the FASB issued guidance that amended certain aspects of the recognition and measurement of financial instruments. The new guidance primarily affected the accounting for equity securities, which are now carried at fair value with valuation changes recognized in the statement of operations rather than as other comprehensive income under the prior guidance. The presentation and disclosure requirements for financial instruments and the methodology for assessing the need for a valuation allowance on deferred tax assets resulting from unrealized losses on available-for-sale fixed maturity securities were also revised under the new guidance.

January 1, 2018

Upon adoption using the modified retrospective approach, we reclassified

$5.0 million of net unrealized investment gains, net of adjustments to deferred acquisition costs, interest sensitive policy reserves and income taxes, on our equity securities from AOCI to retained earnings as a cumulative effect adjustment.

Leases

In February 2016, the FASB issued guidance amending the accounting for leases, which, for most lessees, resulted in a gross-up of the balance sheet. Under the new standard, lessees recognize the leased assets on the balance sheet and a corresponding liability for the present value of lease payments over the lease term. The new standard requires the application of judgment and estimates. The standard allowed accounting policy elections to be made both at transition and for the accounting post-transition, including whether to adopt a short- term lease recognition exemption.

January 1, 2019

Upon adoption using the modified retrospective approach, a cumulative effect adjustment of $0.4 million was recorded to retained earnings, representing the elimination of a deferred gain on a sale-leaseback transaction. We have no direct leases.

December 31, 2020

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters

Financial Instruments - credit impairment

In June 2016, the FASB issued guidance amending the accounting for the credit impairment of certain financial instruments. Under the new guidance, credit losses are required to be estimated using an expected loss model under which an allowance for credit losses is established and reflected as a charge to earnings. The allowance is based on the probability of loss over the life of the instrument, considering historical, current and forecast information. The new guidance differs significantly from the incurred loss model used historically and results in the earlier recognition of credit losses. Since changes in the allowance are reflected in earnings, the new guidance may increase the volatility of earnings as the assumptions used in estimating the allowance are revised. Our available-for-sale fixed maturities will continue to apply the incurred loss model; however, such losses are in the form of an allowance for credit losses rather than an adjustment to the cost basis of the security.

Improvements in credit loss estimates on fixed maturity available-for-sale securities are immediately recognized through earnings by reducing the allowance.

January 1, 2020

Upon adoption using the modified retrospective approach, a cumulative effect adjustment of $2.7 million after offsets was recorded to retained earnings. The cumulative effect adjustment arose from the establishment of an allowance for credit losses on our mortgage loan investments totaling $3.1 million and reinsurance recoverable totaling $0.9 million, before offsets. See the discussion that follows for further information. Due to allowances being released during the year, application of this guidance resulted in an increase to net income of $2.2 million during the year ended December 31, 2020. Prior periods were not restated.

Standards not yet adopted:

Targeted improvements: long-duration contracts

In August 2018, the FASB issued guidance that will change the accounting for long-duration insurance contracts. The new guidance impacts several facets of the accounting for such contracts including the accounting for future policy benefits associated with traditional nonparticipating and limited payment insurance contracts as well as for guaranteed minimum benefits and the amortization model used for deferred acquisition costs. Disclosures as well as presentation of financial results will also change under the new guidance.

January 1, 2023

We are currently evaluating the impact of this guidance on our consolidated financial statements, but expect the impact to the timing of profit emergence for the impacted insurance contracts to be significant. Adoption of certain portions of the guidance may be applied on a modified retrospective basis and others on a full retrospective basis.

Investments

Fixed Maturities

Fixed maturities are comprised of bonds and redeemable preferred stock and are designated as “available for sale”(AFS). AFS securities, with the exception of interest-only bonds, are reported at fair value and unrealized gains and losses on these securities are included directly in stockholders’ equity as a component of AOCI. The unrealized gains and losses, included in AOCI, are reduced by a provision for deferred income taxes and adjustments to deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities that would have been required as a charge or credit to income had such amounts been realized. Interest-only bonds are considered to have an embedded derivative feature; accordingly, unrealized gains and losses relating to these securities are recorded as a component of net investment income in the consolidated statements of operations.

Premiums and discounts for all fixed maturity securities are amortized/accreted into investment income over the life of the security using the effective interest method. Amortization/accrual of premiums and discounts on mortgage- and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives. Subsequent revisions in assumptions are recorded using the retrospective or prospective method. Under the retrospective method used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than “AA” or an equivalent rating by a nationally recognized rating agency at the time of acquisition or that are backed by a U.S. agency), amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of acquisition. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

When the fair value of a fixed maturity security is below its amortized cost it is considered impaired. To the extent we decide to sell the security or are required to sell the security prior to its recovery of fair value, a charge is taken to net realized capital

December 31, 2020

losses as reported within the consolidated statements of operations, and the amortized cost basis of the security is adjusted for the loss. Under the accounting guidance we followed prior to January 1, 2020, to the extent we had no plan or requirement to sell an impaired security, but believed the impairment was other-than-temporary (OTTI), we similarly recorded a charge to other-than-temporary impairment losses as reported within the consolidated statements of operations and the amortized cost basis of the security was adjusted for the loss. Prior to January 1, 2020, after an OTTI write down of fixed maturities with a credit-only impairment, the cost basis was not adjusted for subsequent recoveries in fair value. For fixed maturities for which we could reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, was amortized over the remaining life of the security. Amortization in this instance was computed using the prospective method and the current estimate of the amount and timing of future cash flows.

Beginning in 2020, to the extent an unrealized loss is due to a credit event, an increase in allowance for credit loss is recognized within the consolidated statements of operations. While fixed maturities are reported net of the allowance for credit losses in our consolidated balance sheets, the allowance is not considered an adjustment to the amortized cost of the security. Accordingly, the allowance may increase or decrease over the life of the security based on changes in the assumptions used to determine the allowance, with such changes reported as a change in allowance for credit losses on investments within the consolidated statements of operations. Fixed maturity securities are written-off to realized capital losses if we determine that no additional payments of principal or interest will be received. We have elected the policy to exclude accrued interest receivable from our allowance calculation since uncollectible accrued interest will continue to be evaluated for collectability and written off as warranted.

We monitor the financial condition and operations of the issuers of fixed maturities to determine whether an allowance for credit losses is required or, prior to January 1, 2020, that a credit impairment was an OTTI. We review factors such as:

•                   historical operating trends;

•                   business prospects;

•                   status of the industry in which the issuer operates;

•                   analyst ratings on the issuer and sector;

•                   quality of management;

•                   size of the unrealized loss; and

•                   level of current market interest rates compared to market interest rates when the security was purchased.

In order to determine the allowance for credit losses or credit impairment loss for fixed maturities, we estimate the present value of future cash flows that we expect to receive over the remaining life of the instrument which in some instances could equal fair value, as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when a credit loss or credit impairment that is OTTI occurs and there is a non-credit portion of the unrealized loss that will not be recognized in earnings. Our assumptions for residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments’ expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows. Our assumptions for corporate and other fixed maturities include anticipated principal and interest payments and an estimated recovery value, generally based on a percentage return of the current fair value.

Equity Securities

Equity securities, comprised of mutual funds and common and non-redeemable preferred stocks are reported at fair value with changes in fair value included in net realized capital gains (losses) in the consolidated statement of operations.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums, accrual of discounts and net of allowance for credit losses. The allowance for credit losses on our mortgage loan investments is based on an estimate of credit losses that may occur over the life of the loans. Prior to January 1, 2020, the allowance was based on incurred losses of individual loans. In determining the allowance, we segregate our mortgage loans with a similar risk profile based on an internal loan rating. Loss factors based on the potential frequency and severity of credit losses at different points in time of the portfolio life are applied to future cash flows to estimate the allowance for credit losses. In determining the loss factors, we consider the potential severity and likelihood of loss based on our historical loan loss experience along with that of other similar organizations as well as

December 31, 2020

economic forecasts. We have elected the policy to exclude accrued interest receivable from our allowance calculation since uncollectible accrued interest will continue to be evaluated for collectability and written off as warranted.

Real Estate

Our real estate is held for investment and consists of land reported at cost net of allowance for losses. The carrying value of these assets is subject to regular review. For properties held for investment, if indicators of impairment are present and a property’s expected undiscounted cash flows are not sufficient to recover the property’s carrying value, an impairment loss is recognized and the property’s cost basis is reduced to fair value. No properties were held for investment with impairment charges as of December 31, 2020 or 2019.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months at the time of acquisition, are reported at cost adjusted for amortization of premiums and accrual of discounts. Other investments include common stock issued by the Federal Home Loan Bank of Des Moines (FHLB) carried at the current redemption value; call options, carried at fair value less collateral received and a promissory note acquired in a sale of a partnership interest carried at the estimated recovery value of the note.

We have embedded derivatives associated with modified coinsurance contracts, which are included within reinsurance recoverable. These instruments are carried at fair value with changes reflected in net investment income. See Note 2 for more information regarding our derivative instruments.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence and those investments for which we use the equity method of accounting. These corporations and partnerships operate predominately in the investment company, real estate, and insurance industries. In applying the equity method, we record our share of income or loss reported by the equity investees. In accounting for these investments, we consistently use the most recent financial information available, which is generally for periods not more than three months prior to the ending date of the period for which we are reporting. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships’ investment portfolios.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that it is probable that we will not collect the income.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification and included in net realized capital gains (losses) on the consolidated statements of operations. Change in allowance for credit losses on fixed maturity securities, mortgage loans and other investments are included in the change in allowance for credit losses on investments in the consolidated statements of operations. Prior to 2020, OTTI impairments were included in the other-than- temporary impairment losses and non-credit portion in other comprehensive income/loss on the consolidated statements of operations.

Fair Values

Fair values of fixed maturities are based on quoted market prices in active markets when available. Fair values of fixed maturities that are not actively traded are estimated using valuation methods that vary by asset class. Fair values of redeemable preferred stocks, equity securities and derivative investments are based on the latest quoted market prices, or for those items not readily marketable, generally at values that are representative of the fair values of comparable issues. Fair values for all securities are reviewed for reasonableness by considering overall market conditions and values for similar securities. See Note 3 for more information on our fair value policies, including assumptions and the amount of securities priced using the valuation models.

December 31, 2020

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable includes the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums.

The allowance for credit losses on our reinsurance recoverable is based on an estimate of credit losses that may occur over the life of the underlying ceded insurance business, which differs from the accounting guidance we followed prior to January 1, 2020 which was based on an incurred loss model. We develop loss factors that are applied to the amounts due from each reinsurer, which considers the potential severity and likelihood of loss based on the relative risk profile of each reinsurer, our internal loss history and those of other organizations, along with economic forecasts. We also consider other sources of information regarding individual reinsurers, as applicable, including amounts past-due according to the terms of the reinsurance contracts. Reinsurance recoverable assets are reported in our consolidated balance sheets net of the allowance for credit losses. Amounts deemed to be uncollectible are written off against the allowance. Changes in the allowance are reported within the consolidated statement of operations as “Underwriting, acquisition and insurance expenses.”

For business assumed from other companies, reinsurance recoverable includes premium receivable net of our share of benefits and expenses we owe to the ceding company.

Fair values for the embedded derivatives in our modified coinsurance contracts are based on the difference between the fair value and the cost basis of the underlying investments. See Note 2 for more information regarding derivatives and Note 4 for additional details on our reinsurance agreements.

Deferred Acquisition Costs and Value of Insurance in Force Acquired

Deferred acquisition costs include certain costs of successfully acquiring new insurance business, including commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues, gross margins and gross profits. Also included are premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value was determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Value of insurance in force acquired is being amortized on a fixed amortization schedule.

For participating traditional life insurance and interest sensitive products, these costs are generally amortized in proportion to expected gross profits from surrender charges and investment, mortality and expense margins. This amortization is periodically adjusted or unlocked when we revise key assumptions used in the calculation of these costs. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing deferred policy acquisition costs, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing deferred policy acquisition costs, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

December 31, 2020

Other Assets

Other assets include non-guaranteed federal low income housing tax credit (LIHTC) investments. LIHTC investments take the form of limited partnerships or limited liability companies, which in turn invest in a number of low income housing projects. We use the proportional amortization method of accounting for these investments. The proportional amortization method amortizes the cost of the investment over the period in which the investor expects to receive tax credits and other tax benefits, and the resulting amortization is recognized along with the tax benefit as a component of federal income tax expense on our consolidated statements of operations. LIHTC investments had a carrying value of $31.4 million at December 31, 2020 and $42.9 million at December 31, 2019. See variable interest entity discussion in Note 2 for further information.

Other assets also include property and equipment, primarily comprised of capitalized software costs and furniture and equipment, which are reported at cost less allowances for depreciation and amortization. We expense costs incurred in the preliminary stages of developing internal-use software as well as costs incurred post-implementation for maintenance. Capitalization of internal-use software costs occurs after management has authorized the project and it is probable that the software will be used as intended. Amortization of software costs begins after the software has been placed in production. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets, which range from three to twenty years. Property and equipment had a carrying value of $14.1 million at December 31, 2020 and $16.7 million at December 31, 2019, and accumulated depreciation and amortization of $24.8 million at December 31, 2020 and $20.0 million at December 31, 2019. Depreciation and amortization expense for property and equipment was $4.9 million in 2020, $4.5 million in 2019 and $3.3 million in 2018.

Other assets at December 31, 2020 and 2019, also includes goodwill of $9.9 million related to the excess of the amounts paid to acquire companies over the fair value of the net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We evaluate our goodwill balance by comparing the fair value of our reporting units to the carrying value of the goodwill. We conduct a quantitative impairment review at least annually as well as when indicators suggest an impairment may have occurred to determine if indicators of deterioration in the business would suggest its value has declined below the carrying value of goodwill. Such circumstances include changes in the competitive or overall economic environment or other business condition changes that may negatively impact the value of the underlying business. On a periodic basis, as well as in the event circumstances indicate the value of the business may have declined significantly, we will estimate the value of the business using discounted cash flow techniques. We believe this approach better approximates the fair value of our goodwill than a market capitalization approach. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including future premiums, product lapses, investment yields and discount rate. Underlying assumptions are based on historical experience and our best estimates given information available at the time of testing. As a result of this analysis, we have determined our goodwill was not impaired as of December 31, 2020 or 2019.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. We also have additional benefit reserves that are established for annuity or universal life-type contracts that provide benefit guarantees, or for contracts that are expected to produce profits followed by losses. The liabilities are accrued in relation to estimated contract assessments. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for our interest sensitive products ranged from 1.00% to 5.50% in 2020, 2019 and 2018.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.25% to 6.00%. The average rate of assumed gross investment yields used in estimating gross margins was 4.94% in 2020, 5.23% in 2019 and 5.48% in 2018. The liability for future policy benefits for nonparticipating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

December 31, 2020

Other Policy Claims and Benefits

We have unearned revenue reserves that reflect the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred acquisition costs.

We have accrued dividends for participating business that are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of our Board of Directors. Participating business accounted for 22% of traditional, universal and variable life insurance premiums collected from policyholders during 2020 (2019 - 25% and 2018 - 28%) and represented 9%of life insurance in force at December 31, 2020 and 2019 and 10% at December 31, 2018.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted tax rates expected to be in effect when the assets or liabilities are recovered or settled. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. A valuation allowance against deferred income tax assets is established if it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets are carried at fair value and separate account liabilities represent policy account balances before applicable surrender charges. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance and product guarantees, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest and index amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period. Amortization of deferred acquisition costs is recognized as expense over the estimated life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is recognized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

December 31, 2020

Underwriting, Acquisition and Insurance Expenses

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Components of underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$22,576	$24,056	$23,489
Amortization of deferred acquisition costs	29,565	22,167	33,187
Amortization of value of insurance in force acquired	2,171	2,141	2,167
Other underwriting, acquisition and insurance expenses, net of deferrals	94,934	97,764	99,711
Total	$149,246	$146,128	$158,554

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2.       Investment Operations

Fixed Maturity Securities

Available-For-Sale Fixed Maturity Securities by Investment Category

	December 31, 2020

	Amortized	Gross Unrealized	Gross Unrealized	Allowance for	Fair
	Cost	Gains (1)	Losses (1)	Credit Losses	Value
	(Dollars in thousands)
Fixed maturities:
Corporate	$3,542,136	$704,586	$(4,242)	$(4,213)	$4,238,267
Residential mortgage-backed	633,608	53,962	(1,424)	—	686,146
Commercial mortgage-backed	991,944	145,549	(1,160)	—	1,136,333
Other asset-backed	733,327	23,380	(4,353)	(669)	751,685
United States Government and agencies	35,174	2,887	(1,809)	—	36,252
States and political subdivisions	1,228,208	188,542	(785)	—	1,415,965
Total fixed maturities	$7,164,397	$1,118,906	$(13,773)	$(4,882)	$8,264,648

December 31, 2020

Available-For-Sale Fixed Maturity Securities by Investment Category

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains (1)	Gross Unrealized Losses (1)	Fair Value
	(Dollars in thousands)
Fixed maturities:
Corporate	$3,376,432	$418,049	$(15,531)	$3,778,950
Residential mortgage-backed	612,951	42,674	(1,924)	653,701
Commercial mortgage-backed	969,453	77,433	(1,413)	1,045,473
Other asset-backed	693,780	19,421	(2,476)	710,725
United States Government and agencies	12,417	1,711	(5)	14,123
States and political subdivisions	1,332,914	145,125	(866)	1,477,173
Total fixed maturities	$6,997,947	$704,413	$(22,215)	$7,680,145

(1)         Includes $1.7 million and $2.5 million as of December 31, 2020 and December 31, 2019, respectively, of net unrealized gains on impaired fixed maturities related to changes in fair value subsequent to the impairment date, which are included in AOCI.

The amount of accrued interest excluded from the amortized cost basis of fixed maturities and included in accrued investment income on the balance sheet totaled $65.8 million at December 31, 2020. Any fixed maturity delinquent on contractual payments over 90 days past due is placed on non-accrual status. If the fixed maturity is placed on non-accrual status the prior accrued interest income is reversed through net investment income. Interest income received on non-performing fixed maturities is generally recognized on a cash basis. Once fixed maturities are classified as non-accrual, the resumption of the interest accrual would commence only after all past due interest has been collected. There was no interest reversed during the twelve months ended December 31, 2020.

Available-For-Sale Fixed Maturities by Maturity Date

	December 31, 2020
	Amortized Cost	Fair Value
	(Dollars in thousands)
Due in one year or less	$142,285	$145,620
Due after one year through five years	574,155	618,031
Due after five years through ten years	732,772	842,903
Due after ten years	3,356,306	4,083,930
	4,805,518	5,690,484
Mortgage-backed and other asset-backed	2,358,879	2,574,164
Total fixed maturities	$7,164,397	$8,264,648

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Fixed maturities not due at a single maturity date have been included in the above table in the year of final contractual maturity.

December 31, 2020

Net Unrealized Gains on Investments in Accumulated Other Comprehensive Income

	December 31,
	2020	2019
	(Dollars in thousands)
Net unrealized appreciation on:
Fixed maturities - available for sale	$1,105,132	$682,198
Adjustments for assumed changes in amortization pattern of:
Deferred acquisition costs	(320,489)	(200,227)
Value of insurance in force acquired	(10,647)	(12,498)
Unearned revenue reserve	29,393	18,025
Adjustments for assumed changes in policyholder liabilities	(51,001)	(30,642)
Provision for deferred income taxes (see Note 5)	(158,001)	(95,939)
Net unrealized investment gains	$594,387	$360,917

Net unrealized investment gains exclude the allowance for credit losses.

Fixed Maturity Securities with Unrealized Losses by Length of Time without an Allowance for Credit Losses

	December 31, 2020
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses (1)	Fair Value	Unrealized Losses (1)	Fair Value	Unrealized Losses (1)	Percent of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$39,363	$(1,716)	$22,677	$(2,526)	$62,040	$(4,242)	30.8%
Residential mortgage-backed	45,059	(520)	16,242	(904)	61,301	(1,424)	10.3
Commercial mortgage-backed	26,829	(1,160)	—	—	26,829	(1,160)	8.4
Other asset-backed	113,439	(1,741)	65,232	(2,612)	178,671	(4,353)	31.6
United States Government and agencies	23,630	(1,809)	—	—	23,630	(1,809)	13.1
States and political subdivisions	12,577	(372)	2,568	(413)	15,145	(785)	5.8
Total fixed maturities	$260,897	$(7,318)	$106,719	$(6,455)	$367,616	$(13,773)	100.0%

Fixed Maturity Securities with Unrealized Losses by Length of Time

	December 31, 2019
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses (1)	Fair Value	Unrealized Losses (1)	Fair Value	Unrealized Losses (1)	Percent of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$114,520	$(2,476)	$84,719	$(13,055)	$199,239	$(15,531)	69.9%
Residential mortgage-backed	67,848	(1,430)	6,941	(494)	74,789	(1,924)	8.7%
Commercial mortgage-backed	46,537	(1,266)	2,610	(147)	49,147	(1,413)	6.4%
Other asset-backed	112,462	(519)	100,138	(1,957)	212,600	(2,476)	11.1%
United States Government and agencies	—	—	2,494	(5)	2,494	(5)	—%
States and political subdivisions	19,367	(379)	5,936	(487)	25,303	(866)	3.9%
Total fixed maturities	$360,734	$(6,070)	$202,838	$(16,145)	$563,572	$(22,215)	100.0%

(1)   Non-credit losses reported in AOCI are included with gross unrealized losses resulting in total gross unrealized losses for fixed maturities available-for-sale being reported in the table

December 31, 2020

Fixed maturities in the above tables include 117 securities from 94 issuers at December 31, 2020 and 187 securities from 144 issuers at December 31, 2019. Unrealized losses decreased during the twelve months ended December 31, 2020 primarily due to a decrease in US treasury rates. We do not consider securities’ declines in fair value below amortized cost to be due to a credit loss when the market decline is attributable to factors such as interest rate movements, market volatility, liquidity or spread widening when recovery of all amounts due under the contractual terms of the security is anticipated. Based on our intent not to sell and our belief that we will not be required to sell these securities before recovery of their amortized cost basis, we do not consider these investments to have a credit loss allowance, and they do not require a loss allowance established at December 31, 2020. The following summarizes the more significant unrealized losses on fixed maturity securities by investment category as of December 31, 2020.

Corporate securities: The largest unrealized losses were in the energy sector ($23.5 million fair value and $1.7 million unrealized loss) and in the consumer non-cyclical sector ($6.0 million fair value and $0.9 million unrealized loss). The majority of losses were attributable to credit spread widening across the energy sector associated with decline in crude oil prices. Energy-related companies have been negatively impacted by the decline in oil prices due to a decrease in demand brought on by COVID-19.

Residential mortgage-backed securities: The unrealized losses on residential mortgage-backed securities were primarily due to price declines on legacy and newer issue bonds. The legacy bonds are still at an unrealized gain overall, but some individual securities remain at an unrealized loss. The newer issue residential mortgage-backed securities are comprised of bonds issued during and after 2013 with strong underwriting and collateral characteristics. Primarily, losses were attributable to credit spread widening which led to lower prices on some securities. These securities tend to have higher credit scores with higher credit enhancement and lower loan-to-value ratios which position them favorably against default during economic disruptions such as those caused by COVID-19.

Commercial mortgage-backed securities: The unrealized losses on commercial mortgage-backed securities were primarily due to spread widening. The wider spreads were caused by continued market uncertainty brought on by COVID-19 for some securities. The contractual cash flows of these investments are based on mortgages backing the securities.

Other asset-backed securities: The unrealized losses on asset-backed securities (ABS) were primarily due to concerns regarding COVID-19 and the resulting impact on consumer and commercial loans. Overall, ABS spreads are generally unchanged. However, there are certain sectors, including whole business and auto-related, where spreads have widened. The majority of our ABS have a sequential-pay structure that increases credit support as the pool amortizes. The average life of our ABS is 2.9 years, down from 5.4 years at purchase. Average credit support for the portfolio has increased from 10% at time of purchase to 23% as of December 31, 2020. Our ABS portfolio is rated nearly 73% NAIC-1.

The unrealized losses on collateralized loan obligations (CLO) are due to concerns regarding COVID-19 and the resulting impact on leveraged loans. The CLO market is also benefiting from the programs that the U.S. Federal Reserve Bank is providing to the market. Our CLO portfolio is of high quality, with more than 98% of the securities rated NAIC-1. Internal stress testing has indicated that the weighted average constant default rate (CDR) of our portfolio without suffering a loss is 17%. The CDR is the constant default rate (annually) that a CLO must suffer before our tranche takes its first dollar loss.

State, municipal and other governments: The unrealized losses on state, municipal and other government securities were primarily due to general spread widening relative to spreads at which we acquired the bonds, and uncertainty related to pandemic impacts on revenue and taxes.

Our allowance for credit losses at December 31, 2020 includes two financial sector bonds experiencing ongoing weakness in operating performance. The allowance for these bonds was established as the difference between the amortized cost and present value of expected cash flows, which is equal to fair value. Our allowance for credit losses also includes an asset backed security due to the difference between the amortized cost and the present value of the expected cash flows.

We also established an allowance of $0.9 million on a promissory note held in other investments due to the possibility of not collecting the full balance of the note.

December 31, 2020

Available-For-Sale Fixed Maturities Allowance for Credit Losses

	Year ended December 31, 2020
	Corporate	Other ABS	Total
	(Dollars in thousands)
Beginning balance	$—	$—	$—
Additions for credit losses not previously recorded	13,118	669	13,787
Net decrease to previously recorded allowance	(1,723)	—	(1,723)
Reductions for securities sold	(7,182)	—	(7,182)
Ending balance	$4,213	$669	$4,882

Mortgage Loans

Our mortgage loan portfolio consists of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to-value ratio that provides sufficient collateral to absorb losses should we be required to foreclose and take possession of the collateral.

The amount of accrued interest excluded from the cost basis of the mortgage loans and included in accrued investment income on the balance sheet totaled $3.5 million at December 31, 2020. Any loan delinquent on contractual payments is considered non-performing. Mortgage loans are placed on non-accrual status if the loan is over 90 days past due. If the loan is placed on non-accrual status the prior accrued interest income is reversed through net investment income. Interest income received on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as non-accrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of interest is considered likely. At December 31, 2020 and December 31, 2019, there were no non-performing loans over 30 days past due on contractual payments. At December 31, 2020, we had committed to provide additional funding for mortgage loans totaling $3.5 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

Mortgage Loans by Collateral Type

	December 31, 2020		December 31, 2019
Collateral Type	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
Office	$375,447	37.7%	$417,556	41.2%
Retail	321,102	32.2	346,513	34.2
Industrial	227,676	22.9	235,648	23.3
Apartment	59,626	6.0	—	—
Other	12,407	1.2	12,788	1.3
Total	$996,258	100.0%	$1,012,505	100.0%

December 31, 2020

Mortgage Loans by Geographic Location within the United States

	December 31, 2020		December 31, 2019
Region of the United States	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
South Atlantic	$253,207	25.4%	$288,672	28.5%
Pacific	181,520	18.2	164,739	16.3
East North Central	147,403	14.8	117,140	11.6
Mountain	107,833	10.8	96,857	9.6
West North Central	94,494	9.5	109,478	10.8
East South Central	75,541	7.6	81,275	8.0
West South Central	65,808	6.6	76,650	7.6
Middle Atlantic	52,512	5.3	45,687	4.5
New England	17,940	1.8	32,007	3.1
Total	$996,258	100.0%	$1,012,505	100.0%

Mortgage Loans by Loan-to-Value Ratio

	December 31, 2020		December 31, 2019
Loan-to-Value Ratio	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
0% - 50%	$463,344	46.5%	$413,321	40.8%
51% - 60%	309,866	31.1	311,306	30.7
61% - 70%	202,114	20.3	256,280	25.4
71% - 80%	20,934	2.1	31,598	3.1
Total	$996,258	100.0%	$1,012,505	100.0%

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically when there is indication of a possible significant collateral decline or there are loan modifications or refinance requests.

Mortgage loans are rated internally to provide a current qualitative rating of each loan. We review the capital structure, collateral strength, physical occupancy, financial stability of the operating income stream, debt service coverage ratio, outstanding loan balance to estimated value of the collateral, property improvements and the financial strength of the borrower when determining the internal loan rating. Loans of high quality, low risk and with little concern of default or extension risk are rated an A; loans of moderate quality and moderate risk are rated a B; loans of low quality and high risk are rated a C, and loans for which there is concern of credit default are rated a W.

Mortgage Loans by Internal Rating and Year of Origination

	December 31, 2020
Internal Rating	2020	2019	2018	2017	2016	2015 & prior	Total
	(Dollars in thousands)
A	$103,781	$56,288	$118,283	$189,257	$130,070	$362,950	$960,629
B	—	11,789	1,883	3,459	—	1,516	18,647
C	—	—	4,456	—	3,945	4,372	12,773
W	—	—	—	—	—	4,209	4,209
Total	$103,781	$68,077	$124,622	$192,716	$134,015	$373,047	$996,258

December 31, 2020

Mortgage Loans by Internal Rating and Year of Origination

	December 31, 2019
Internal Rating	2019	2018	2017	2016	2015	2014 & prior	Total
	(Dollars in thousands)
A	$69,319	$128,334	$200,283	$144,311	$119,724	$316,861	$978,832
B	—	—	—	—	—	7,557	7,557
C	—	—	—	—	—	21,812	21,812
W	—	—	—	—	—	4,304	4,304
Total	$69,319	$128,334	$200,283	$144,311	$119,724	$350,534	$1,012,505

As discussed in Note 1, during 2020 we adopted accounting guidance which requires establishing an allowance for credit losses that may occur over the life of the mortgage loan portfolio. At December 31, 2020, our allowance for credit losses on mortgage loans was estimated by incorporating historical internal information, historical industry averages, current conditions as well as conditions for a reasonable and supportable forecast that includes an estimated recessionary period. The loans are segmented by an internal risk rating as well as geographic region with an estimated loss ratio applied against each segment. For the years after our reasonable and supportable forecast period we graded the expected loss ratio over the estimated remaining recessionary period to our actual loss history. During the year ended December 31, 2020, positive trends in the historical industry averages and a decrease in our mortgage loan principal balance during 2020 more than offset our negative internal rating migrations and increased recessionary probabilities for the year which led to a decrease in our allowance. Amounts on mortgage loans deemed to be uncollectible are charged off and removed from the valuation allowance. The allowance for credit losses at the date of adoption, January 1, 2020, and December 31, 2020 is as follows.

Allowance for Credit Losses on Mortgage Loans

Year ended
December 31, 2020

Beginning balance	$3,165
Current period provision for expected credit losses	(1,612)
Ending balance	$1,553

As discussed in Note 1, accounting guidance followed prior to 2020 required an allowance for credit losses be established based on an incurred loss model. The allowance for credit losses at December 31, 2019 was as follows below.

Allowance on Mortgage Loans

Year ended
December 31, 2019

Balance at beginning of period	$3,107
Recoveries	(2,778)
Balance at end of period balance	$329

Mortgage Loan Modifications

Our commercial mortgage loan portfolio can include loans that have been modified. We assess loan modifications on a loan-by- loan basis to evaluate whether a troubled-debt restructuring has occurred. Generally, the types of concessions include reduction of the contractual interest rate to a below-market rate, extension of the maturity date, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining if an impairment loss is needed for the restructuring. The Coronavirus Aid, Relief, and Economic Security (CARES) Act allowed lenders to make loan modifications under certain circumstances without triggering troubled debt restructuring status, including extension of the maturity date and payment of interest only. Other than those modifications intended to comply with these provisions of the CARES Act, there were no loan modifications during the years ended December 31, 2020 or December 31, 2019.

December 31, 2020

Components of Net Investment Income

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Fixed maturities - available for sale	$327,637	$332,703	$338,314
Equity securities	6,901	8,372	8,095
Mortgage loans	44,004	45,771	44,909
Policy loans	9,326	9,416	9,210
Short-term investments, cash and cash equivalents	142	752	525
Derivative income (loss)	10,436	25,282	(10,405)
Prepayment fee income and other	4,787	7,332	9,208
	403,233	429,628	399,856
Less investment expenses	(12,168)	(11,803)	(11,650)
Net investment income	$391,065	$417,825	$388,206

Realized Gains (Losses) - Recorded in Income

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Realized gains (losses) on investments
Fixed maturities:
Gross gains	$591	$3,779	$2,199
Gross losses	(8,935)	(3,777)	(363)
Mortgage loans	—	2,778	—
Real estate	—	54	—
Other	(55)	(4)	(19)
	(8,399)	2,830	1,817
Net gains and (losses) recognized during the period on equity securities held at the end of the period	28	5,082	(7,547)
Net gains and (losses) recognized during the period on equity securities sold during the period	(4,005)	27	(952)
Net gains (losses) recognized during the period on equity securities	(3,977)	5,109	(8,499)
Net realized capital gains (losses)	(12,376)	7,939	(6,682)

Change in allowances for credit losses/other-than-temporary impairment:
Allowance for credit losses on fixed maturity securities	(4,882)	—	—
Allowance for credit losses on mortgage loans	1,612	—	—
Allowance for credit losses on other investments	(929)	—	—
Other-than-temporary impairment losses	—	(919)	(4,998)
Net realized gains (losses) on investments recorded in income	$(16,575)	$7,020	$(11,680)

Proceeds from sales of fixed maturities totaled $16.9 million in 2020, $34.6 million in 2019 and $82.9 million in 2018.

Variable Interest Entities

We evaluate our variable interest entity (VIE) investees to determine whether the level of our direct ownership interest, our rights to manage operations, or our obligation to provide ongoing financial support are such that we are the primary beneficiary of the entity, and would therefore be required to consolidate it for financial reporting purposes. After determining that we have a variable interest, we review our involvement in the VIE to determine whether we have both the power to direct activities that most significantly impact the economic performance of the VIE, and the obligation to absorb losses or the rights to receive benefits that could be potentially significant to the VIE. This analysis includes a review of the purpose and design of the VIE, as

December 31, 2020

well as the role that we played in the formation of the entity and how that role could impact our ability to control the VIE. We also review the activities and decisions considered significant to the economic performance of the VIE and assess what power we have in directing those activities and decisions. Finally, we review the agreements in place to determine if there are any guarantees that would affect our maximum exposure to loss.

We have reviewed the circumstances surrounding our investments in VIEs, which consist of (i) limited partnerships or limited liability companies accounted for under the equity method included in securities and indebtedness of related parties and (ii) LIHTC investments included in other assets. In addition, we have reviewed the ownership interests in our VIEs and determined that we do not hold direct majority ownership or have other contractual rights (such as kick out rights) that give us effective control over these entities resulting in us having both the power to direct activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. The maximum loss exposure relative to our VIEs is limited to the carrying value and any unfunded commitments that exist for each particular VIE. We also have not provided additional support or other guarantees that were not previously contractually required (financial or otherwise) to any of the VIEs as of December 31, 2020 or December 31, 2019. Based on this analysis, none of our VIEs were required to be consolidated at December 31, 2020 or December 31, 2019.

LIHTC investments take the form of limited partnerships or limited liability companies, which in turn invest in a number of low income housing projects. We use the proportional amortization method of accounting for these investments. The proportional amortization method amortizes the cost of the investment over the period in which the investor expects to receive tax credits and other tax benefits, and the resulting amortization is recognized along with the tax benefit as a component of federal income tax expense on our consolidated statements of operations.

VIE Investments by Category

	December 31, 2020		December 31, 2019
	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
	(Dollars in thousands)
LIHTC investments	$31,382	$32,263	$42,907	$43,834
Investment companies	66,326	138,413	53,388	103,125
Real estate limited partnerships	13,398	14,869	9,565	15,527
Other	491	491	492	492
Total	$111,597	$186,036	$106,352	$162,978

In addition, we make passive investments in the normal course of business in structured securities issued by VIEs for which we are not the investment manager. These structured securities include all of the residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities included in our fixed maturity securities. Our maximum exposure to loss on these securities is limited to our carrying value of the investment. We have determined that we are not the primary beneficiary of these structured securities because we do not have the power to direct the activities that most significantly impact the entities’ economic performance.

Derivative Instruments

Our primary derivative exposure relates to purchased call options, which provide an economic hedge against the embedded derivatives in our indexed products. We also have embedded derivatives within our modified coinsurance agreements as well as an interest-only fixed maturity investment. We do not apply hedge accounting to any of our derivative positions, and they are held at fair value.

December 31, 2020

Derivatives Instruments by Type

	December 31, 2020	December 31, 2019
	(Dollars in thousands)
Assets
Freestanding derivatives:
Call options (reported in other investments)	$23,576	$31,469
Embedded derivatives:
Modified coinsurance (reported in reinsurance recoverable)	4,373	2,327
Interest-only security (reported in fixed maturities)	25	385
Total assets	$27,974	$34,181

Liabilities
Embedded derivatives:
Indexed products (reported in liability for future policy benefits)	$106,852	$76,346
Modified coinsurance (reported in other liabilities)	320	254
Total liabilities	$107,172	$76,600

Derivative Income (Loss)

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Freestanding derivatives:
Call options	$8,383	$22,497	$(7,749)
Embedded derivatives:
Modified coinsurance	1,980	2,695	(2,480)
Interest-only security	73	90	(176)
Indexed products	(9,859)	(23,050)	3,243
Total income (loss) from derivatives	$577	$2,232	$(7,162)

Derivative income (loss) is reported in net investment income except for the change in fair value of the embedded derivatives on our indexed products, which is reported in interest sensitive product benefits.

We are exposed to credit losses on our call options in the event of nonperformance of the derivative counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings (currently rated A or better by nationally recognized statistical rating organizations). We have also entered into credit support agreements with the counterparties requiring them to post collateral when net exposures exceed pre-determined thresholds that vary by counterparty. The net amount of such exposure is essentially the market value less collateral held for such agreements with each counterparty. The call options are supported by securities collateral received of $18.9 million at December 31, 2020, which is held in a separate custodial account. Subject to certain constraints, we are permitted to sell or re-pledge this collateral, but do not have legal rights to the collateral; accordingly, it has not been recorded on our balance sheet. We have elected to present our derivative receivables netted with the obligation to return cash collateral received on our balance sheet in other investments. We received cash collateral of $10.2 million included in cash and cash equivalents on our balance sheet as of December 31, 2020. At December 31, 2020, none of the collateral had been sold or re-pledged. As of December 31, 2020, our net derivative exposure recorded on the balance sheet without the off balance sheet collateral was $23.6 million.

Other

Affidavits of deposit to meet regulatory requirements of state agencies covered investments that had a carrying value totaling $8,927.0 million at December 31, 2020 and $8,452.8 million at December 31, 2019. Fixed maturities on deposit with the FHLB as collateral for funding agreements had a carrying value of $636.9 million at December 31, 2020 and $535.7 million at December 31, 2019.

December 31, 2020

The carrying value of investments which have been non-income producing includes real estate totaling $1.0 million for the twelve months ended December 31, 2020 and for the twelve months ended December 31, 2019 included real estate and equity securities totaling $3.0 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10.0% of stockholders’ equity at December 31, 2020 or December 31, 2019.

3.    Fair Values

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable market data or, if observable market data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

•                  Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•                  Level 2 - Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

•                  Level 3 - Fair values are based on significant unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source from which we obtain the information.

The following methods and assumptions were used in estimating the fair value of our financial instruments measured at fair value on a recurring basis:

Fixed maturities:

Level 1 fixed maturities consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 fixed maturities consist of corporate, mortgage- and asset-backed, United States Government agencies, state and political subdivisions and private placement corporate securities with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, we obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2.

Also included in Level 2 are private placement corporate bonds with no quoted market prices available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

December 31, 2020

Level 3 fixed maturities include corporate, mortgage- and asset-backed and private placement corporate securities for which there is little or no current market data available. We use external pricing sources, or if prices are not available, we will estimate fair value internally. Fair values of private corporate investments in Level 3 are determined by reference to the public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities for which an exit price based on relevant observable inputs is not obtained, the fair value is determined using a matrix calculation. Fair values estimated using matrix pricing methods rely on an estimate of credit spreads to a risk-free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

We obtain fixed maturity fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

•                  We follow a “pricing waterfall” policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source’s knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement corporate bonds and other instruments that are not widely traded. For those securities for which an externally provided fair value is not available, we use cash flow modeling techniques to estimate fair value.

•                  We evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value that approximates a market exit price.

•                  We perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

•                  We compare period-to-period price trends to detect unexpected price fluctuations based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research that may include discussions with the original pricing source or other external sources to ensure we agree with the valuation.

•                  We compare prices between different pricing sources for unusual disparity.

•                  We meet at least quarterly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

Equity securities:

Level 1 equity securities consist of listed common stocks and mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 equity securities consist of non-redeemable preferred stock. Estimated fair value for the non-redeemable preferred stock is obtained from external pricing sources using a matrix pricing approach.

Level 3 equity securities consist of non-redeemable preferred stock for which fair value estimates are based on the value of comparable securities that are actively traded. Increases in spreads used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

In the case that external pricing services are used for certain Level 1 and Level 2 equity securities, our review process is consistent with the process used to determine the fair value of fixed maturities discussed above.

December 31, 2020

Other investments:

Level 2 other investments measured at fair value include call options with fair values based on counterparty market prices adjusted for a credit component of the counterparty, net of cash collateral received.

Cash, cash equivalents and short-term investments:

Level 1 cash, cash equivalents and short-term investments are highly liquid instruments for which historical cost approximates fair value.

Reinsurance recoverable:

Level 2 reinsurance recoverable includes embedded derivatives in our modified coinsurance contracts under which we cede or assume business. Fair values of these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities, which are valued consistent with the discussion of fixed maturities above.

Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Future policy benefits-indexed product embedded derivatives:

Indexed product contracts include embedded derivatives that are measured at fair value on a recurring basis. These embedded derivatives are a Level 3 measurement. The fair value of the embedded derivatives is based on the discounted excess of projected account values (including a risk margin) over projected guaranteed account values. The key unobservable inputs required in the projection of future values that require management judgment include the risk margin as well as our credit risk. Should the risk margin increase or the credit risk decrease the discounted cash flows and the estimated fair value of the obligation will increase.

Other liabilities:

Level 2 other liabilities include the embedded derivatives in our modified coinsurance contracts under which we cede business. Fair values for the embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities.

December 31, 2020

Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2020
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Total

	(Dollars in thousands)
Assets
Fixed maturities:
Corporate securities	$—	$4,235,226	$3,041	$4,238,267
Residential mortgage-backed securities	—	686,146	—	686,146
Commercial mortgage-backed securities	—	1,128,199	8,134	1,136,333
Other asset-backed securities	—	730,495	21,190	751,685
United States Government and agencies	25,901	10,351	—	36,252
States and political subdivisions	—	1,415,965	—	1,415,965
Total fixed maturities	25,901	8,206,382	32,365	8,264,648
Non-redeemable preferred stocks	—	65,870	6,612	72,482
Other investments	—	23,576	—	23,576
Cash, cash equivalents and short-term investments	47,039	—	—	47,039
Reinsurance recoverable	—	4,373	—	4,373
Assets held in separate accounts	674,182	—	—	674,182
Total assets (1)	$747,122	$8,300,201	$38,977	$9,086,300

Liabilities
Future policy benefits - indexed product embedded derivatives	$—	$—	$106,852	$106,852
Other liabilities	—	320	—	320
Total liabilities	$—	$320	$106,852	$107,172

December 31, 2020

Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2019
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Fair Value

	(Dollars in thousands)
Assets
Fixed maturities:
Corporate securities	$—	$3,772,362	$6,588	$3,778,950
Residential mortgage-backed securities	—	653,701	—	653,701
Commercial mortgage-backed securities	—	1,032,693	12,780	1,045,473
Other asset-backed securities	—	700,970	9,755	710,725
United States Government and agencies	4,821	9,302	—	14,123
States and political subdivisions	—	1,477,173	—	1,477,173
Total fixed maturities	4,821	7,646,201	29,123	7,680,145
Non-redeemable preferred stocks	—	67,873	6,927	74,800
Common stocks (1)	9,897	—	—	9,897
Other investments	—	31,469	—	31,469
Cash, cash equivalents and short-term investments	1,770	—	—	1,770
Reinsurance recoverable	—	2,327	—	2,327
Assets held in separate accounts	645,881	—	—	645,881
Total assets	$662,369	$7,747,870	$36,050	$8,446,289

Liabilities
Future policy benefits - indexed product embedded derivatives	$—	$—	$76,346	$76,346
Other liabilities	—	254	—	254
Total liabilities	$—	$254	$76,346	$76,600

(1)         A private equity fund, classified as common stock, with a fair value estimate of $9.3 million at December 31, 2020 and $8.4 million at December 31, 2019 using net asset value per share as a practical expedient, has not been included in the table above in accordance with fair value reporting guidance. This fund invests in senior secured middle market loans and had unfunded commitments totaling $0.8 million at December 31, 2020 and $1.7 million at December 31, 2019.

The investment is not currently eligible for redemption.

Level 3 Assets by Valuation Source - Recurring Basis

	December 31, 2020
	Third-party vendors	Priced internally	Fair Value

	(Dollars in thousands)
Corporate securities	$—	$3,041	$3,041
Commercial mortgage-backed securities	8,134	—	8,134
Other asset-backed securities	17,876	3,314	21,190
Non-redeemable preferred stocks	—	6,612	6,612
Total level 3 assets	$26,010	$12,967	$38,977
Percent of total	66.7%	33.3%	100.0%

December 31, 2020

Level 3 Assets by Valuation Source - Recurring Basis

	December 31, 2019
	Third-party vendors	Priced internally	Fair Value
	(Dollars in thousands)
Corporate securities	$—	$6,588	$6,588
Commercial mortgage-backed securities	12,780	—	12,780
Other asset-backed securities	8,000	1,755	9,755
Non-redeemable preferred stocks	—	6,927	6,927
Total level 3 assets	$20,780	$15,270	$36,050
Percent of total	57.6%	42.4%	100.0%

Quantitative Information about Level 3 Fair Value Measurements - Recurring Basis

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$3,041	Discounted cash flow	Credit spread	5.95% - 19.41% (14.52%)
Other asset-backed securities	13,564	Discounted cash flow	Credit spread	2.10% - 9.75% (5.70%)
Commercial mortgage-backed	8,134	Discounted cash flow	Credit spread	1.86% - 2.42% (2.18%)
Non-redeemable preferred stocks	6,612	Discounted cash flow	Credit spread	3.57% (3.57%)
Total assets	$31,351

Liabilities
Future policy benefits - indexed product embedded derivatives	$106,852	Discounted cash flow	Credit risk Risk margin	0.35% - 1.45% (0.80%) 0.15% - 0.40% (0.25%)

	December 31, 2019
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$6,588	Discounted cash flow	Credit spread	2.11% - 5.85% (4.33%)
Commercial mortgage-backed	12,780	Discounted cash flow	Credit spread	1.18% - 2.22% (1.92%)
Other asset-backed securities	6,000	Discounted cash flow	Credit spread	2.15% - 2.30% (2.23%)
Non-redeemable preferred stocks	6,927	Discounted cash flow	Credit spread	2.72% (2.72%)
Total assets	$32,295

Liabilities
Future policy benefits - indexed product embedded derivatives	$76,346	Discounted cash flow	Credit risk Risk margin	0.40% - 1.35% (0.80%) 0.15% - 0.40% (0.25%)

The tables above exclude certain securities with the fair value based on non-binding broker quotes for which we could not reasonably obtain the quantitative unobservable inputs.

December 31, 2020

Level 3 Financial Instruments Changes in Fair Value - Recurring Basis

	December 31, 2020
				Realized and unrealized gains (losses), net
	Balance, December 31, 2019	Purchases	Disposals	Included in net income	Included in other comprehensive income	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Amortization included in net income	Balance, December 31, 2020
	(Dollars in thousands)
Assets
Corporate securities	$6,588	$10,101	$(4,073)	$—	$(960)	$3,283	$(11,898)	$—	$3,041
Residential mortgage- backed securities	—	12,629	—	—	(1)	—	(12,628)	—	—
Commercial mortgage-backed securities	12,780	—	(402)	—	312	—	(4,556)	—	8,134
Other asset-backed securities	9,755	42,754	(227)	—	(703)	2,067	(32,455)	(1)	21,190
Non-redeemable preferred stocks	6,927	—	—	—	(315)	—	—	—	6,612
Total assets	$36,050	$65,484	$(4,702)	$—	$(1,667)	$5,350	$(61,537)	$(1)	$38,977

Liabilities
Future policy benefits - indexed product embedded derivatives	$76,346	$15,121	$(12,673)	$28,058	$—	$—	$—	$—	$106,852

	December 31, 2019
				Realized and unrealized gains (losses), net
	Balance, December 31, 2018	Purchases	Disposals	Included in net income	Included in other comprehensive income	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Amortization included in net income	Balance, December 31, 2019
	(Dollars in thousands)
Assets
Corporate securities	$22,011	$6,000	$(3,344)	$—	$443	$3,643	$(22,137)	$(28)	$6,588
Residential mortgage- backed securities	—	18,378	—	—	—	—	(18,378)	—	—
Commercial mortgage-backed securities	67,940	7,540	(376)	—	578	—	(62,902)	—	12,780
Other asset-backed securities	3,601	28,710	(977)	—	(869)	—	(20,710)	—	9,755
Non-redeemable preferred stocks	6,862	—	—	—	65	—	—	—	6,927
Total assets	$100,414	$60,628	$(4,697)	$—	$217	$3,643	$(124,127)	$(28)	$36,050

Liabilities
Future policy benefits - indexed product embedded derivatives	$40,028	$15,325	$(7,014)	$28,007	$—	$—	$—	$—	$76,346

(1)         Transfers into Level 3 represent assets previously priced using an external pricing service with access to observable inputs no longer available and therefore, were priced using unobservable inputs. Transfers out of Level 3 include those assets that we are now able to obtain pricing from a third party pricing vendor that uses observable inputs. The fair values of newly issued securities often require additional estimation until a market is created, which is generally within a few months after issuance. Once a market is created, as was the case for the majority of the security transfers out of the Level 3 category above, Level 2 valuation sources become available.

December 31, 2020

The Company has other financial assets and financial liabilities that are not carried at fair value but for which fair value disclosure is required. The following table presents the carrying value, fair value and fair value hierarchy level of these financial assets and financial liabilities.

Valuation of our Financial Instruments Not Reported at Fair Value by Hierarchy Levels

	December 31, 2020
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair Value	Carrying Value
	(Dollars in thousands)
Assets
Mortgage loans	$—	$—	$1,074,939	$1,074,939	$994,705
Policy loans	—	—	271,963	271,963	195,666
Other investments	—	33,409	1,273	34,682	34,682
Total assets	$—	$33,409	$1,348,175	$1,381,584	$1,225,053

Liabilities
Future policy benefits	$—	$—	$4,739,739	$4,739,739	$4,348,539
Supplementary contracts without life contingencies	—	—	297,351	297,351	274,469
Advance premiums and other deposits	—	—	264,192	264,192	264,192
Liabilities related to separate accounts	—	—	673,181	673,181	674,182
Total liabilities	$—	$—	$5,974,463	$5,974,463	$5,561,382

	December 31, 2019
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair Value	Carrying Value
	(Dollars in thousands)
Assets
Mortgage loans	$—	$—	$1,059,073	$1,059,073	$1,012,505
Policy loans	—	—	256,787	256,787	201,589
Other investments	—	29,534	2,215	31,749	31,211
Total assets	$—	$29,534	$1,318,075	$1,347,609	$1,245,305

Liabilities
Future policy benefits	$—	$—	$4,381,863	$4,381,863	$4,270,073
Supplementary contracts without life contingencies	—	—	309,601	309,601	296,915
Advance premiums and other deposits	—	—	245,480	245,480	245,480
Liabilities related to separate accounts	—	—	644,691	644,691	645,881
Total liabilities	$—	$—	$5,581,635	$5,581,635	$5,458,349

Level 3 Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis, generally mortgage loans or real estate that have been deemed to be impaired during the reporting period. There were no mortgage loans or real estate impaired to fair value during 2020 or 2019.

December 31, 2020

4.    Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding a portion of our exposure to other insurance companies. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with current retention limits ranging up to $1.0 million of coverage per individual life. Certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance. We have assumed closed blocks of certain life and annuity business through coinsurance and modified coinsurance agreements.

We may cede certain losses under an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $17.0 million. A maximum occurrence limit of $50.0 million per aircraft applies to policies written on agents of the Company who are participating in company-sponsored incentive trips. Additionally, a $200.0 million occurrence limit applies to employees in the home office building, net of reinsurance on group life policies. All other occurrence catastrophes are unlimited in amount.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet their obligations under reinsurance agreements, our insurance subsidiaries would be liable for these obligations, and payment of these obligations could result in losses. As discussed in Note 1, accounting guidance adopted in 2020 requires an allowance for credit losses be established for losses that may occur over the life of the reinsurance contract. The allowance established on our reinsurance recoverable assets was as follows as of the date of adoption of this guidance on January 1, 2020 and as of December 31, 2020. No allowance was required as of December 31, 2019 under the incurred loss model required under accounting guidance followed prior to January 1, 2020.

Allowance on Reinsurance Recoverables

Year ended December 31, 2020
(Dollars in thousands)
Beginning balance of the allowance for credit losses	$868
Change in allowance for credit losses	(11)
Ending balance of the allowance for credit losses	$857

Ceded reinsurance reduces our revenues by the amount that we pay for premium or forego in product charges and reduces our benefits and expenses by reimbursements of claims by our reinsurers. Assumed reinsurance adds to our premiums or product charges and to benefits and expenses related to the business we assume. These impacts are shown in the table below.

Impact of Reinsurance on our Financial Statements

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Ceded (reductions to financial statement items):
Premiums and product charges	$31,970	$31,363	$32,450
Insurance benefits	32,500	20,759	21,358
Allowances for expenses and commissions	3,419	2,899	4,231
Assumed (additions to financial statement items):
Premiums and product charges	2,367	2,546	2,508
Insurance benefits	3,257	7,437	2,752
Allowances for expenses and commissions	1,284	1,340	1,410

December 31, 2020

Reinsurance in Force and Percentage of Direct Life Insurance in Force

	Year ended December 31,
	2020		2019
	(Dollars in thousands)
Ceded reinsurance	$13,586	20.2%	$13,771	21.0%
Assumed reinsurance	408	0.6%	431	0.7%

Policy Provisions

Analysis of the Value of Insurance in Force Acquired

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Balance at beginning of year	$15,122	$17,263	$19,430
Amortization per fixed schedule	(2,171)	(2,141)	(2,167)
Balance at end of year	12,951	15,122	17,263
Impact of net unrealized investment gains and losses	(10,647)	(12,498)	(6,878)
Value of insurance in force acquired	$2,304	$2,624	$10,385

We amortize the value of insurance in force based on a fixed amortization schedule. Net amortization for the next five years is expected to be as follows: 2021 - $2.0 million; 2022 - $2.0 million; 2023 - $2.0 million; 2024 - $1.0 million; and 2025 - $1.0 million.

Certain variable annuity and variable universal life contracts in our separate accounts and in variable business we have assumed through reinsurance partners have minimum interest guarantees on funds deposited in our general account. In addition, we have certain variable annuity contracts that include a) guaranteed minimum death benefits (GMDB), b) an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon the death of the contract holder, and/or c) a guaranteed minimum income benefit (GMIB) that provides monthly income to the contract holder after the eighth policy year.

GMDB, IDB and GMIB Net Amount at Risk by Type of Guarantee

	December 31, 2020		December 31, 2019
	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$169,462	$334	$166,055	$362
Return the greater of highest anniversary value or net deposits	292,786	19,053	287,518	9,936
Incremental death benefit	274,462	77,387	259,735	62,411
Guaranteed minimum income benefit	24,187	1	25,137	1
Total		$96,775		$72,710

The separate account assets are primarily comprised of stock and bond mutual funds. The net amount at risk for these contracts is based on the amount by which GMDB, IDB or GMIB exceeds account value. The reserve for GMDBs, IDBs or GMIBs, determined using modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $9.4 million at December 31, 2020 and $8.3 million at December 31, 2019. The weighted average age of the contract holders with GMDB, IDB or GMIB rider exposure was 68 years at December 31, 2020 and at December 31, 2019. Benefits paid for GMDBs, IDBs and GMIBs totaled $0.3 million for 2020, $0.2 million for 2019 and $0.2 million for 2018.

December 31, 2020

5.    Income Taxes

We file a consolidated federal income tax return with our parent and certain of its subsidiaries. The companies included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. This allocation typically results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. A valuation allowance is required if it is more likely than not that all or a portion of a deferred tax asset will not be realized. In assessing the need for a valuation allowance we considered the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies. Based on the available positive and negative evidence regarding future sources of taxable income, we have determined that the establishment of a valuation allowance was not necessary at December 31, 2020 and 2019.

The Tax Cuts and Jobs Act of 2017 (Tax Act) made broad changes to the U.S. tax code impacting our companies, including reducing the federal corporate tax rate from 35% to 21% and numerous base-broadening provisions. We recorded a provisional estimate of the impact of the Tax Act during 2017 and in 2018 the accounting for the Tax Act was completed, resulting in no significant impact to earnings.

Income Tax Expenses (Credits)

	Year ended December 31,
	2020	2019	2018

	(Dollars in thousands)
Taxes provided in consolidated statements of operations on:
Income before equity income:
Current	$15,761	$17,932	$22,115
Deferred	(3,049)	6,081	(5,901)
LIHTC	(3,535)	(3,504)	(3,826)
	9,177	20,509	12,388

Equity income	1,571	919	1,179

Taxes provided in consolidated statements of changes in stockholders’ equity:
Accumulated other comprehensive income	62,062	70,520	(51,766)
Other	726	—	(1,338)
	$73,536	$91,948	$(39,537)

Effective Tax Rate Reconciliation to Federal Income Tax Rate

	Year ended December 31,
	2020	2019	2018

	(Dollars in thousands)
Income before income taxes and equity income	$82,172	$144,202	$102,701

Income tax at federal statutory rate	$17,256	$30,282	$21,567
Tax effect (decrease) of:
Tax-exempt dividend and interest income	(4,302)	(3,949)	(3,762)
Net impact of LIHTC	(3,535)	(3,504)	(3,826)
Adjustments to tax-basis policy reserves	—	(2,460)	—
Other items	(242)	140	(1,591)
Income tax expense	$9,177	$20,509	$12,388

December 31, 2020

Tax Effect of Temporary Differences Giving Rise to Deferred Income Tax Assets and Liabilities

	December 31,
	2020	2019

	(Dollars in thousands)
Deferred income tax assets:
Future policy benefits	$37,803	$33,602
Deferred policy acquisition costs	468	—
Accrued dividends	198	322
Other	193	516
	38,662	34,440
Deferred income tax liabilities:
Fixed maturity and equity securities	239,207	150,329
Deferred acquisition costs	—	24,911
Value of insurance in force acquired	484	551
Property and equipment	2,719	3,228
Accrued benefit and compensation costs	523	774
Derivative instruments	4,477	4,386
Other	1,940	2,662
	249,350	186,841
Net deferred income tax liability	$210,688	$152,401

We recognize the benefits of uncertain tax positions when the benefits are more-likely-than-not to be sustained. Our reserve for uncertain tax positions was $0.6 million at December 31, 2020 and at December 31, 2019. We recognize interest related to uncertain tax positions in interest expense and related penalties in other expenses. We paid no such interest or penalties related to federal income taxes during 2020, 2019 or 2018. We do not expect any significant changes in the amount of our reserve for uncertain tax positions within the next twelve months. We are generally no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2017.

6.    Comprehensive Income

Comprehensive income includes net income, as well as unrealized gains and losses on our available-for-sale securities and the underfunded obligation for postretirement benefit plans. The items not included in net income are included in accumulated other comprehensive income, net of tax and other offsets, in stockholder’s equity. The changes in unrealized gains and losses reported in our Statement of Comprehensive Income (Loss), excludes net investment gains and losses included in net income which represent transfers from unrealized to realized gains and losses.

December 31, 2020

Accumulated Other Comprehensive Income, Net of Tax and Other Offsets

	Unrealized Net Investment Gains (Losses)		Underfunded
	on Fixed Maturities Available-for-Sale (1)		Portion of
	Without Non-Credit	With Non-Credit	Certain Benefit
	Impairment Losses	Impairment Losses	Plans (2)	Total

	(Dollars in thousands)
Balance at January 1, 2018	$289,827	$537	$60	$290,424
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities (3)	(5,048)	—	—	(5,048)
Other comprehensive income (loss) before reclassifications	(190,700)	2,654	—	(188,046)
Reclassification adjustments	(1,597)	(58)	(6)	(1,661)
Balance at December 31, 2018	92,482	3,133	54	95,669
Other comprehensive income (loss) before reclassifications	266,272	(1,159)	—	265,113
Reclassification adjustments	189	—	(22)	167
Balance at December 31, 2019	358,943	1,974	32	360,949
Other comprehensive income (loss) before reclassifications	227,783	(656)	—	227,127
Reclassification adjustments	6,343	—	(40)	6,303
Balance at December 31, 2020	$593,069	$1,318	$(8)	$594,379

(1)         Unrealized net investment gains (losses) relate to available-for-sale securities and include the impact of taxes, deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities. See Note 2 for further information.

(2)         For descriptions of the underfunded portion of our postretirement benefit plans, see Note 7.

(3)         See Note 1 to our consolidated financial statements for further discussion on this one-time adjustment related to an accounting change.

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2020
	Unrealized Net Investment Gains (Losses)		Underfunded
	on Fixed Maturities Available-for-Sale (1)		Portion of
	Without Non-Credit	With Non-Credit	Certain Benefit
	Impairment Losses	Impairment Losses	Plans (2)	Total

	(Dollars in thousands)
Realized capital gains on sales of fixed maturities	$8,344	$—	$—	$8,344
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	(315)	—	—	(315)
Other expenses - change in unrecognized postretirement items:
Net actuarial gain	—	—	(51)	(51)
Reclassifications before income taxes	8,029	—	(51)	7,978
Income taxes	(1,686)	—	11	(1,675)
Reclassification adjustments	$6,343	$—	$(40)	$6,303

December 31, 2020

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2019
	Unrealized Net Investment Gains (Losses)		Underfunded
	on Fixed Maturities Available-for-Sale (1)		Portion of
	Without Non-Credit	With Non-Credit	Certain Benefit
	Impairment Losses	Impairment Losses	Plans (2)	Total

	(Dollars in thousands)
Realized capital gains on sales of fixed maturities	$(2)	$—	$—	$(2)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	241	—	—	241
Other than temporary impairment losses	—	—	—	—
Other expenses - change in unrecognized postretirement items:
Net actuarial gain	—	—	(28)	(28)
Reclassifications before income taxes	239	—	(28)	211
Income taxes	(50)	—	6	(44)
Reclassification adjustments	$189	$—	$(22)	$167

	Year ended December 31, 2018
	Unrealized Net Investment Gains (Losses)		Underfunded
	on Fixed Maturities Available-for-Sale (1)		Portion of
	Without Non-Credit	With Non-Credit	Certain Benefit
	Impairment Losses	Impairment Losses	Plans (2)	Total

	(Dollars in thousands)
Realized capital gains on sales of investments	$(1,836)	$—	$—	$(1,836)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	(186)	1	—	(185)
Other than temporary impairment losses	—	(74)	—	(74)
Other expenses - change in unrecognized postretirement items:
Net actuarial gain	—	—	(8)	(8)
Reclassifications before income taxes	(2,022)	(73)	(8)	(2,103)
Income taxes	425	15	2	442
Reclassification adjustments	$(1,597)	$(58)	$(6)	$(1,661)

(1)         See Note 2 for further information.

(2)         See Note 7 for further information.

7.  Retirement and Compensation Plans

Our parent sponsors or participates in multiple benefit plans, including a multiemployer defined benefit plan, a defined contribution plan and a postretirement benefit plan. All participants are direct employees of our parent and related plan expenses are allocated to us and our affiliates. We have no legal obligation for benefits under these plans.

The multiemployer defined benefit plan is considered qualified under Internal Revenue Service regulations, and covers substantially all employees of the group who were employed on January 1, 2013, having attained age 21 and one year of service. Benefits are based on years of service and employee’s compensation. Net periodic pension cost of the plan is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Those participants who had not attained age 40 and 10 years of service as of January 1, 2013 no longer accrue additional years of service in the plan. We also provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal law, as well as benefits to former employees who

December 31, 2020

accepted an early retirement program. Our share of pension expense for all defined benefit pension plans aggregated $2.5 million in 2020, $2.4 million in 2019 and $8.0 million in 2018. During 2018, pension expense included a special termination benefit due to a voluntary early retirement program.

Our parent also grants cash-based restricted stock units to certain executives that vest and pay out over varying periods and may be contingent upon performance or continued employment. The amount payable per unit awarded is equal to the price per share of our parent’s common stock at settlement of the award. Our share of expense related to such awards totaled $0.4 million in 2020, $1.0 million in 2019 and $1.1 million in 2018.

The 401(k) defined contribution plan covers substantially all employees of the group and includes matching contributions. New employees and current employees who had not attained age 40 and ten years of service as of January 1, 2013 and who are employed on December 31 are eligible to receive a discretionary company contribution. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Our expense related to the plan totaled $2.5 million in 2020, $2.4 million in 2019 and $2.3 million in 2018.

In addition to benefits offered under the aforementioned benefit plans, our parent and several other affiliates participate in a plan that provides group term life insurance benefits to retirees who worked full-time for ten years and attained age 55 while in service. This plan is no longer being offered to employees retiring after December 31, 2016. Postretirement benefit expense for this plan is allocated in a manner consistent with pension expense discussed above. We also have two single-employer plans that provide health and medical benefits to a small group of retirees. Postretirement benefit expenses for these plans are immaterial. The immaterial change in the underfunded portion of these plans is reported in comprehensive income

We and our parent have established deferred compensation plans for certain current and former employees. Liabilities for these plans are accrued as the related benefits are earned. Expenses under these plans totaled $0.6 million in 2020, $0.7 million in 2019 and $0.5 million in 2018.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

8.  Management and Other Agreements

We share certain office facilities and services with the IFBF and its affiliated companies. These expenses are allocated based on cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with our parent, under which it provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain services to us under a separate arrangement. We incurred related expenses totaling $6.3 million in 2020, $6.7 million in 2019 and $6.8 million in 2018.

We have software, equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of our parent. We incurred expenses under these agreements of $2.6 million in 2020, $2.4 million in 2019 and $1.9 million in 2018. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (FBPCIC) for the use of property and equipment. Expense relating to this agreement totaled $0.2 million in 2020 and $0.3 million in 2019 and 2018.

FBL Financial Services, Inc., a wholly-owned subsidiary of our parent, provides investment advisory services to us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $11.3 million during 2020 and $11.1 million during 2019 and 2018 related to these services.

Prior to 2020, FBPCIC and another affiliate entered into structured settlement arrangements with another affiliate, FBL Assigned Benefit Company (ABC). For a fee, ABC relieved the purchaser of contractual obligations relating to the underlying claim and funds payments to the policyholder with an annuity contract purchased from us. ABC guarantees that we will honor our obligations under the annuity contract. Annuity contracts issued under this agreement were $0.6 million in 2019 and $1.1 million in 2018.

December 31, 2020

We have service agreements with the Farm Bureau-affiliated property-casualty companies operating within our marketing territory, including FBPCIC and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $8.4 million in 2020, $8.0 million in 2019 and $9.2 million in 2018 relating to these arrangements.

We are licensed by the IFBF to use the “Farm Bureau” and “FB” designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.6 million in 2020, 2019 and 2018. We have similar arrangements with other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.7 million in 2020 and 2019 and $1.8 million in 2018. The loss of the right to use these designations in a state with a high premium concentration could have a material adverse effect on operating results.

Premium Concentration by State

	Year ended December 31,
	2020	2019	2018
Life and annuity collected premiums:
Iowa	26.1%	26.3%	25.5%
Kansas	17.0	16.4	19.2
Oklahoma	8.2	7.6	7.9
Nebraska	8.2	7.3	7.5

9.    Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation in which damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. We are not aware of any claims threatened or pending against FBL Financial Group, Inc. or any of its subsidiaries for which a material loss is reasonably possible.

Commitments for Partnership Investments and Private Corporate Bond Investments

At December 31, 2020, we have unfunded investment commitments to limited partnerships and limited liability companies of $89.2 million and privately placed corporate securities commitments of $4.8 million.

Other

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We previously funded insurance claims through a self-insurance trust, which was dissolved as of December 31, 2019. Expenses equal to our best estimate of claims continue to be reflected in operations and an allowance for incurred but not reported claims is included in other liabilities.

Our parent leases our home office properties from a wholly-owned subsidiary of the IFBF under a 10-year operating lease, which expires in 2021, with automatic five-year extensions unless terminated by one of the parties at least six months prior to the expiration date. The lease includes a provision for both base rent and an adjustment for actual maintenance costs incurred. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2020 is $1.8 million per year through 2026. Rent expense for the lease totaled $3.8 million in 2020, $3.7 million in 2019 and $3.4 million in 2018. The 2018 amount is net of $0.1 million in amortization of a deferred gain on the transfer of the home office properties.

From time to time, assessments are levied on our insurance subsidiaries by life and health guaranty associations in most states in which the subsidiaries are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Expenses for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2020, 2019 and 2018.

December 31, 2020

10.    Statutory Insurance Information

The statutory financial statements of Farm Bureau Life and Greenfields are prepared in accordance with the accounting practices prescribed or permitted by the Insurance Division of the state of Iowa. The insurance division has adopted the accounting guidance contained in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures manual (NAIC SAP) as the prescribed accounting practice for insurance companies domiciled in Iowa. The insurance division may permit or prescribe accounting practices that differ from those prescribed by NAIC SAP. Farm Bureau Life has adopted such practices related to index products and option accounting. Several differences exist between GAAP and statutory accounting practices. Principally, under statutory accounting, deferred acquisition costs are not capitalized, fixed maturity securities are generally carried at amortized cost, insurance liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Statutory Information

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Farm Bureau Life:
Net gain from operations (excludes impact of realized gains and losses on investments)	$87,363	$98,529	$100,819
Net income	72,566	100,141	103,923
State prescribed practices that increased (decreased) statutory net income	1,207	577	(7,505)
Greenfields:
Net gain (losses) from operations (excludes impact of realized gains and losses on investments)	74	146	(321)
Net income (loss)	74	146	(321)

	Farm Bureau Life		Greenfields
	December 31,		December 31,
	2020	2019	2020	2019
	(Dollars in thousands)
Total capital and surplus	$628,042	$642,409	$8,867	$8,814
Unassigned surplus (deficit)	494,559	508,926	(1,933)	(1,986)
State prescribed practices that increased (decreased) statutory surplus	(6,409)	(8,320)	—	—
Risk-Based Capital measurements:
Total adjusted capital	696,108	718,175	8,881	8,826
Company action level capital	131,754	127,864	175	194
RBC Ratio	528%	562%	5,089%	4,551%

State laws specify regulatory actions if an insurer’s risk-based capital (RBC) ratio, a measure of solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC based on the various risk factors related to an insurance company’s capital and surplus, including insurance, business, asset and interest rate risks. The insurance regulators monitor the level of RBC against a statutory “authorized control level” RBC at which point regulators have the option to assume control of the insurance company. The company action level RBC is 200% of the authorized control level and is the first point at which any action would be triggered.

Farm Bureau Life’s ability to pay dividends to the parent company is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from its business as of the date the dividend is paid. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. As shown in the tables above, at December 31, 2020, Farm Bureau Life’s net gain from operations of $87.4 million, exceeded 10% of statutory surplus; accordingly, that amount is the maximum available for distribution to FBL Financial Group, Inc. without regulatory

December 31, 2020

approval during 2021. Timing of such dividends during the year is limited based on the timing of dividends paid within the preceding 12 months.

11.    Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. Our Corporate and Other segment consists of less significant business activities.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities primarily consist of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuities, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life (IUL). These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax- deferred basis. With IUL, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Corporate and Other segment consists of corporate items and products/services that do not meet the quantitative threshold for separate segment reporting, including closed blocks of variable annuity, variable universal life insurance and accident and health insurance products. This segment also includes investments and related investment income not specifically allocated to our product segments.

Our chief operating decision makers use pre-tax adjusted operating income to evaluate segment performance and allocate resources. Pre-tax adjusted operating income consists of pre-tax net income adjusted to exclude realized gains and losses on investments including the change in fair value of equity securities, the change in allowances for credit losses on investments, and the change in fair value of derivatives as the impact of these items can fluctuate greatly from period to period. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. For example, call options relating to our indexed annuity business are one-year assets while the embedded derivatives in the indexed contracts represent the rights of the contract holder to receive index credits over the entire period the indexed products are expected to be in force. Adjustments to pre-tax net income are net of amortization of unearned revenue reserves and deferred acquisition costs, as well as changes in interest sensitive product reserves. While not applicable for the periods reported herein, in determining pre-tax adjusted operating income we will also remove the impact of settlements or judgments arising from lawsuits, net of any recoveries from third parties, the cumulative effect of changes in accounting principles and discontinued operations.

Segment results are reported net of inter-segment transactions.

December 31, 2020

Financial Information Concerning our Operating Segments

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Pre-tax adjusted operating income:
Annuity	$58,580	$50,188	$60,866
Life Insurance	35,149	65,614	46,434
Corporate and Other	17,744	21,554	21,333
Total pre-tax adjusted operating income	111,473	137,356	128,633

Adjustments to pre-tax adjusted operating income:
Net realized gains/losses on investments (1)	(16,282)	6,772	(11,491)
Change in fair value of derivatives (1)	(5,542)	4,449	(8,823)
Pre-tax net income	89,649	148,577	108,319
Income taxes expense	(9,177)	(20,509)	(12,388)
Tax on equity income	(1,571)	(919)	(1,179)
Net income	$78,901	$127,149	$94,752

Adjusted operating revenues:
Annuity	$213,261	$209,892	$222,016
Life Insurance	438,190	430,774	428,949
Corporate and Other	71,336	76,136	77,362
	722,787	716,802	728,327
Net realized gains/losses on investments (1)	(16,570)	7,020	(11,861)
Change in fair value of derivatives (1)	1,777	28,013	(15,790)
Consolidated revenues	$707,994	$751,835	$700,676

Net investment income:
Annuity	$205,283	$203,211	$216,842
Life Insurance	155,988	156,710	156,759
Corporate and Other	27,337	31,295	30,085
	388,608	391,216	403,686
Change in fair value of derivatives	2,457	26,609	(15,480)
Consolidated net investment income	$391,065	$417,825	$388,206

Depreciation and amortization:
Annuity	$7,099	$14,571	$8,975
Life Insurance	16,801	3,614	15,530
Corporate and Other	1,855	826	7,103
	25,755	19,011	31,608
Net realized gains/losses on investments (1)	(314)	241	(184)
Change in fair value of derivatives (1)	(766)	(683)	(608)
Consolidated depreciation and amortization	$24,675	$18,569	$30,816

December 31, 2020

Operating Segment Assets

	December 31,
	2020	2019
	(Dollars in thousands)
Assets:
Annuity	$4,755,245	$4,671,852
Life Insurance	3,761,163	3,665,729
Corporate and Other	1,577,822	1,543,203
	10,094,230	9,880,784
Unrealized gains in accumulated other comprehensive income (2)	773,996	469,474
Consolidated assets	$10,868,226	$10,350,258

(1)         Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred acquisition costs, interest sensitive product reserves and income taxes attributable to these items.

(2)         Amounts are net adjustments for assumed changes in deferred acquisition costs and value of insurance in force acquired attributable to these items.

Depreciation and amortization related to property and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Expenditures for long-lived assets were not significant during the periods presented above. Goodwill at December 31, 2020 and 2019 was allocated to the segments as follows: Annuity ($3.9 million) and Life Insurance ($6.1 million).

Equity income related to securities and indebtedness of related parties is attributable to the Life Insurance and Corporate and Other segments. The following chart provides the related equity income by segment.

Equity Income by Operating Segment

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Pre-tax equity income:
Life Insurance	$2,042	$3,224	$3,840
Corporate and Other	5,435	1,151	1,778
Total pre-tax equity income	7,477	4,375	5,618

Income taxes	(1,571)	(919)	(1,179)
Equity income, net of related income taxes	$5,906	$3,456	$4,439

12. Subsequent Events

Subsequent events have been evaluated through April 30, 2021, which is the date the financial statements were available to be issued. On February 24, 2021, Farm Bureau Life Insurance Company’s board of directors declared a cash dividend payable to our parent for $12.5 million. The dividend was paid on March 16, 2021.

Schedule I - Summary of Investments - Other
Than Investments in Related Parties

FARM BUREAU LIFE INSURANCE COMPANY

December 31, 2020

Column A	Column B	Column C	Column D
Type of Investment	Cost (1)	Value	Amount at which shown in the balance sheet
	(Dollars in thousands)
Fixed maturities, available for sale:
Bonds:
Corporate	$3,542,136	$4,238,267	$4,238,267
Mortgage- and asset-backed	2,358,879	2,574,164	2,574,164
United States Government and agencies	35,174	36,252	36,252
States and political subdivisions	1,228,208	1,415,965	1,415,965
Total	7,164,397	$8,264,648	8,264,648

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	9,301	$9,289	9,289
Non-redeemable preferred stocks	68,026	72,482	72,482
Total	77,327	$81,771	81,771

Mortgage loans (2)	995,983		994,705
Investment real estate	955		955
Policy loans	195,666		195,666
Short-term investments	46,724		46,724
Other investments	37,868		58,258
Total investments	$8,518,920		$9,642,727

(1)         Cost adjusted for repayments and amortization of premiums and accrual of discounts for fixed maturities and short- term investments; original cost for equity securities, real estate and other investments (net of collateral received); and unpaid principal balance for mortgage loans and policy loans.

(2)         Amount shown on balance sheet differs from cost due to allowance for possible losses.

Schedule III - Supplementary Insurance Information

FARM BUREAU LIFE INSURANCE COMPANY

Column A	Column B	Column C	Column D	Column E
	Deferred acquisition costs	Future policy benefits, losses, claims and loss expenses	Unearned revenues	Other policyholder funds
	(Dollars in thousands)
December 31, 2020:
Annuity	$86,289	$4,191,493	$—	$317,933
Life Insurance	353,626	3,003,912	25,688	197,174
Corporate and Other	48,261	419,858	10,635	30,444
Impact of unrealized gains/losses	(320,489)	51,001	(29,393)	—
Total	$167,687	$7,666,264	$6,930	$545,551

December 31, 2019:
Annuity	$88,295	$4,105,054	$—	$335,222
Life Insurance	341,143	2,872,119	22,025	188,220
Corporate and Other	51,186	417,172	10,886	26,931
Impact of unrealized gains/losses	(200,227)	30,642	(18,025)	—
Total	$280,397	$7,424,987	$14,886	$550,373

December 31, 2018:
Annuity	$93,819	$4,036,152	$—	$338,646
Life Insurance	308,937	2,776,656	19,427	194,879
Corporate and Other	52,999	416,403	11,021	30,354
Impact of unrealized gains/losses	(46,732)	1,642	(5,134)	—
Total	$409,023	$7,230,853	$25,314	$563,879

Schedule III - Supplementary Insurance Information (Continued)
FARM BUREAU LIFE INSURANCE COMPANY

Column A	Column F	Column G	Column H	Column I	Column J
	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred acquisition costs	Other operating expenses
	(Dollars in thousands)
December 31, 2020:
Annuity	$7,978	$205,283	$120,991	$10,866	$22,824
Life Insurance	282,456	155,988	298,845	17,175	81,526
Corporate and Other	41,469	27,337	40,062	3,237	15,331
Change in fair value of derivatives	(680)	2,457	8,719	(1,400)	—
Impact of realized gains/losses	5	—	25	(313)	—
Total	$331,228	$391,065	$468,642	$29,565	$119,681

December 31, 2019:
Annuity	$6,681	$203,211	$118,085	$16,374	$25,245
Life Insurance	274,605	156,710	270,916	2,819	84,596
Corporate and Other	42,241	31,295	39,180	2,109	14,120
Change in fair value of derivatives	1,404	26,609	22,932	631	—
Impact of realized gains/losses	2	—	14	234	—
Total	$324,933	$417,825	$451,127	$22,167	$123,961

December 31, 2018:
Annuity	$5,173	$216,842	$124,015	$11,243	$25,892
Life Insurance	272,797	156,759	276,571	15,264	84,389
Corporate and Other	43,579	30,085	34,465	7,930	15,086
Change in fair value of derivatives	(310)	(15,480)	(6,065)	(904)	—
Impact of realized gains/losses	(181)	—	(24)	(346)	—
Total	$321,058	$388,206	$428,962	$33,187	$125,367

Schedule IV - Reinsurance

FARM BUREAU LIFE INSURANCE COMPANY

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percent of amount assumed to net
	(Dollars in thousands)
Year ended December 31, 2020:
Life insurance in force, at end of year	$67,343,372	$13,586,090	$407,991	$54,165,273	0.8%
Insurance premiums and other considerations:
Interest sensitive product charges	$131,294	$923	$2,108	$132,479	1.6%
Traditional life insurance premiums	224,967	26,477	259	198,749	0.1%
Accident and health premiums	4,840	4,570	—	270	—%
	$361,101	$31,970	$2,367	$331,498	0.7%
Year ended December 31, 2019:
Life insurance in force, at end of year	$65,683,485	$13,770,695	$430,583	$52,343,373	0.8%
Insurance premiums and other considerations:
Interest sensitive product charges	$125,789	$1,010	$2,291	$127,070	1.8%
Traditional life insurance premiums	222,955	25,347	255	197,863	0.1%
Accident and health premiums	5,447	5,006	—	441	—
	$354,191	$31,363	$2,546	$325,374	0.8%
Year ended December 31, 2018:
Life insurance in force, at end of year	$64,290,040	$14,029,567	$455,176	$50,715,649	0.9%
Insurance premiums and other considerations:
Interest sensitive product charges	$121,413	$1,044	$2,377	$122,746	1.9%
Traditional life insurance premiums	223,960	25,779	131	198,312	0.1%
Accident and health premiums	6,038	5,627	—	411	—
	$351,454	$32,450	$2,508	$321,469	0.8%